PRESIDENT'S LETTER

DEAR FELLOW SHAREHOLDER,

We are pleased to present the Annual Report of the Calamos Family of Funds(TM) for the year ending March 31, 1997.

The Calamos Family of Funds consist of five funds:

                                                      [PHOTO OF JOHN P. CALAMOS]
    Calamos Convertible Fund(TM)
    Calamos Growth and Income Fund(TM)
    Calamos Strategic Income Fund(TM)
    Calamos Growth Fund(TM)
    Calamos Global Growth and Income Fund(TM)

Each of these funds accesses what we believe to be some of the unique investment opportunities available in the financial markets today. The newest addition, Global Growth and Income Fund, began on September 9, 1996; among the investments available to it are international convertible bonds. We are excited about this new Fund and think this investment opportunity comes at the right time. We believe the global economy has entered a period of unprecedented growth: once-closed economies embrace open markets, industrialized nations work towards freer trade, and emerging markets offer the opportunity for explosive economic development. In our view, these fundamental economic changes translate into tremendous investment opportunities for those willing to look beyond the U.S. We also believe that the international convertible bond market offers the relative safety of a bond with the capital appreciation potential of the common stock.

CONVERTIBLE SECURITIES

The Convertible Fund, Growth and Income Fund, and the Strategic Income Fund have convertible bonds and convertible preferred stocks as their core holdings. Each Fund utilizes different sectors of the convertible market to further its respective investment objectives.

The Convertible Fund looks for convertibles that provide a balance between the downside safety that comes from a convertible's fixed-income characteristics and the equity potential afforded by its right to convert to common stock.

The Growth and Income Fund uses growth convertibles as well as additional techniques that allow us to construct a convertible's risk and reward by using a combination of securities. This additional flexibility makes this Fund unique. The Fund participates in the aggressive growth sector (below investment-grade) of the convertible market.

The Strategic Income Fund uses convertibles from the lower end of the credit-rating spectrum. These often have the higher yields associated with below-investment-grade ratings. The Fund attempts to offset the risk of holding lower-grade credits by utilizing hedging techniques. However, lower-grade securities often have greater volatility than securities with a higher rating.

COMMON STOCK

The Growth Fund invests in the common stocks of companies we believe have exceptional growth characteristics. This Fund is managed aggressively, meaning it takes advantage of investment opportunities in primarily the small- to mid-size companies that, although they offer higher potential rewards, may have a higher risk profile than larger-cap companies.

LONG-TERM VIEW

The Calamos Family of Funds offers shareholders the opportunity to select a fund or a combination of funds that we believe can help them meet their investment goals. Setting those goals with an eye toward the future is difficult considering the vagaries of the financial markets. Our view of the future provides the foundation for our management strategies. In this report we discuss factors that will affect the financial markets over the long term and over the next year.

Our long-term view is positive. In a sense, the scenario we see for the next few years really is "different this time." Lower inflation and globalization are factors that may not be properly accounted for by many investors. One of the important factors extending the business cycle and driving growth is the widespread acceptance of free markets worldwide that has occurred since the end of the cold war. There is an increased recognition by market participants that the discipline of investors' capital allocates resources more efficiently than public funding. This is a trend that is fostering both privatization and infrastructure rebuilding in both emerging and developed markets. Many companies have come to rely on convertible debt financing as a source of capital that provides investors with debt instruments that have capital appreciation potential.

We are positive about the long-term growth opportunities of the companies that the Funds invest in, partly due to the macro factors discussed above. However, the flip side of increased opportunity is volatility and risk. We believe there will be increased volatility in the bond and stock markets both in 1997 and beyond. Therefore, our goal has been to position Fund investments to cushion volatility whenever practicable.

We also believe that the byproduct of low inflation is that straight bond investments will continue to underperform convertible bonds. The trading range in bond yields will play havoc with bond investors. We expect bond volatility to remain high but within certain limits according to the interest-rate environment, but the equity component of convertible bonds will provide an added advantage.

SHORT-TERM: NEXT TWELVE MONTHS

We continue to expect high volatility. However, nervous markets are good for convertibles, because convertibles attract money from worried equity investors who are anxious to find some protection. Investors are interested in buying a security that can both cushion volatility and provide income while waiting for the value to increase, although convertibles tend to appreciate less than common stock in a rising market.

On the bright side, the downward pressure on small-company stocks over the past twelve months has resulted in prices that are quite attractive. We will therefore be looking for opportunities in small and mid-size companies. We will also be paying close attention to opportunities in the technology sector, because of its significant role in today's economy.

We expect convertibles to continue to perform well relative to both stock and bond markets. For the remainder of the year, investors must cope with the anxiety about whether the strong earnings trend of 1996 and the first quarter of 1997 will continue. Higher interest rates may bring a slower economy in their wake. A stronger dollar suggests that large-cap companies may experience a less favorable earnings environment than smaller companies.

Our strategy for 1997 is to be diligent in maintaining the proper balance between upside potential and the downside protection afforded by the fixed-income characteristics of convertible securities. Market sector performance in the convertible market tends to reflect that of the equity market. In addition, the shifting interest among various market sectors that was seen so clearly in 1996 will continue to be high throughout 1997, as industries navigate a slow economic expansion. Careful sector and industry selection will be necessary to anticipate shifting trends. Capital gains will be available only for the very nimble. We are still focusing on companies and industries that can sustain profitability in the face of a somewhat slower economy.

LONG-TERM BULLISH, SHORT-TERM SCARED

Our approach to the market has been characterized as being long-term bullish and short-term scared. Given a market environment where the Dow Jones Industrial Average can move up 300 points and down 300 points within a two-week period, there is good reason to be defensive. It has been said that bull markets climb a wall of fear; this has surely been the case in this stock market. Investor fears of higher interest rates have now been realized with the Federal Reserve action early this year. What effect will higher interest rates have on corporate earnings? Investors have reacted with confusion. Was this preemptive strike on inflation really necessary? After all, it was only a few weeks prior to the increase in rates, when Alan Greenspan complained to Congress that the CPI was measuring inflation artificially higher than it actually has been. Our sense is that the productivity measures are not accurately reflected in the economic data, and we believe this means that the economy can grow at a faster rate without causing inflation, resulting in an extended business cycle.

The financial markets will continue to be volatile in the future. Short-term volatility tends to make investors nervous, which often leads to investment errors. Investment decisions are best made from a longer-term perspective. We are primarily concerned about risk and how to control it. Controlling risk is our underlying principle for successful wealth creation. However, we believe that the highest probability for investment success over the longer term comes from remaining fully invested and applying risk control measures. The attributes of selected convertible securities that are well researched provide an important risk control mechanism in these volatile markets.

                                          Sincerely,

                                          /s/ John P. Calamos

                                          John P. Calamos
                                          President

May 16, 1997

PERFORMANCE REVIEW

CALAMOS CONVERTIBLE FUND        LOAD-ADJUSTED

                             [GRAPH APPEARS HERE]

                            Convertible Fund      LB G/C        S&P 500 Index
Beginning Balance                     9,525           10,000            10,000
  Sep-85                     -2.0%    9,335    2.0%   10,200    -4.1%    9,586
  Dec-85             1985     9.2%   10,197    7.6%   10,973    17.2%   11,232
  Mar-86                     13.7%   11,593    8.5%   11,909    14.1%   12,811
  Jun-86                      3.6%   12,005    1.3%   12,066     5.7%   13,541
  Sep-86                     -3.9%   11,534    2.0%   12,310    -7.0%   12,600
  Dec-86             1986     2.7%   11,842    3.1%   12,687     5.4%   13,278
  Mar-87                     10.1%   13,034    1.5%   12,875    21.3%   16,108
  Jun-87                     -0.1%   13,019   -1.9%   12,631     5.2%   16,939
  Sep-87                      2.9%   13,394   -2.9%   12,284     6.6%   18,059
  Dec-87             1987   -15.5%   11,312    5.8%   12,979   -22.7%   13,966
  Mar-88                      6.3%   12,023    3.6%   13,443     5.8%   14,770
  Jun-88                      4.2%   12,526    1.0%   13,576     6.5%   15,735
  Sep-88                     -3.6%   12,074    1.9%   13,830     0.4%   15,794
  Dec-88             1988    -0.4%   12,028    1.0%   13,963     3.0%   16,271
  Mar-89                      4.3%   12,543    1.1%   14,117     7.0%   17,413
  Jun-89                      5.6%   13,247    8.0%   15,252     8.8%   18,945
  Sep-89                      7.7%   14,262    0.9%   15,395    10.7%   20,963
  Dec-89             1989    -1.7%   14,022    3.6%   15,951     2.0%   21,386
  Mar-90                     -2.5%   13,677   -1.2%   15,767    -3.1%   20,732
  Jun-90                      3.5%   14,158    3.6%   16,335     6.3%   22,038
  Sep-90                    -10.1%   12,728    0.6%   16,435   -13.8%   18,997
  Dec-90             1990     6.2%   13,523    5.1%   17,271     9.0%   20,703
  Mar-91                     15.7%   15,642    2.7%   17,737    14.6%   23,717
  Jun-91                     -0.1%   15,623    1.5%   18,005    -0.2%   23,667
  Sep-91                      7.0%   16,715    5.8%   19,041     5.4%   24,940
  Dec-91             1991    10.6%   18,492    5.3%   20,057     8.4%   27,025
  Mar-92                      0.4%   18,562   -1.5%   19,756    -2.6%   26,336
  Jun-92                     -2.1%   18,174    4.1%   20,557     2.0%   26,855
  Sep-92                      3.8%   18,872    4.9%   21,562     3.1%   27,688
  Dec-92             1992     5.5%   19,901    0.1%   21,579     5.1%   29,102
  Mar-93                      5.5%   20,987    4.7%   22,582     4.3%   30,357
  Jun-93                      3.3%   21,671    3.0%   23,260     0.5%   30,506
  Sep-93                      5.2%   22,807    3.3%   24,030     2.6%   31,286
  Dec-93             1993     2.6%   23,395   -0.3%   23,960     2.3%   32,009
  Mar-94                     -3.6%   22,555   -3.1%   23,210    -3.8%   30,790
  Jun-94                     -4.2%   21,610   -1.2%   22,922     0.4%   30,910
  Sep-94                      4.0%   22,470    0.5%   23,037     4.9%   32,430
  Dec-94             1994    -3.2%   21,749    0.4%   23,122     0.0%   32,434
  Mar-95                      5.7%   22,984    5.0%   24,274     9.7%   35,590
  Jun-95                     10.0%   25,281    6.5%   25,849     9.5%   38,981
  Sep-95                      6.6%   26,941    1.9%   26,343     8.0%   42,096
  Dec-95             1995     4.4%   28,112    4.7%   27,570     5.9%   44,596
  Mar-96                      5.3%   29,359   -2.3%   26,925     5.5%   47,027
  Jun-96                      2.3%   30,020    0.5%   27,052     4.5%   49,162
  Sep-96                      0.6%   30,192    1.8%   27,528     3.1%   50,676
  Dec-96             1996     7.8%   32,547    3.1%   28,370     8.5%   54,963
  Mar-97           1997-1     2.1%   33,224   -0.9%   28,126     2.7%   56,436

The Convertible Fund was up 12.94% for the fiscal year ended March 31, 1997, and outperformed the Lipper Convertible Mutual Fund Average. (Please see page 13 for a complete description of performance for A and C shares, both load-adjusted and non-load-adjusted.)

The most positive influence on portfolio performance throughout the Fund's fiscal year resulted from our exposure in the financial sector. By the middle of 1996, it became apparent that inflation was not a problem and the Fed would not raise interest rates. Financial firms benefitted along with the bond market. We increased the financial sector in the fourth quarter. It continued to provide positive returns in the first quarter of 1997, although by then we were decreasing the size of our position. A large number of issues were called.

The energy sector has also made an important contribution to performance over the past fiscal year. The proportion invested in this sector has remained relatively constant at 7-8%, although the structure of the exposure has evolved. We are in the process of decreasing our exposure to integrated oil companies while increasing our exposure to oil service and drilling companies. We expect to see better than 2% annual growth rates in oil demand, which should result in increased drilling activities.

We have slowly increased our technology exposure over the fiscal year. While we believe that sector will continue to offer opportunities, we may have been a bit premature in increasing our exposure in the Convertible Fund. It constituted a drag on performance in the first quarter of 1997.


                                    Trailing                            Since
                                    One-Year   Five-Year   Ten-Year   Inception
  CONVERTIBLE FUND
  A Shares/1/
    non-load-adjusted                12.94%      12.47%      9.78%      11.17%
    load-adjusted                     7.59       11.39       9.25       10.71
  C Shares/2/                          --          --         --        11.12
  Lipper Convertible, Mutual Fund
   Average/3/                        10.51       11.36       8.87       10.43

 /1/Average annual total returns, net of expenses. Inception date for A
    Shares was June 21, 1985.
 /2/Total return, net of expenses, not annualized. Inception date for C
    Shares was July 5, 1996.
 /3/The Lipper Convertible Mutual Fund Average is composed of all the mutual funds that invest primarily in convertible securities. Lipper mutual fund averages are equally weighted and reflects reinvestment of capital gain distributions and income dividends.

    Source: Lipper Analytical Services.

    No graph has been included for C Shares since performance has been less than one year.

By the end of 1996, with market valuations at high levels, in the face of declining earnings momentum and rising interest rates, we systematically lowered the overall risk posture in the Fund as convertibles increased in value. That meant we often sold convertibles that were priced in excess of 130% of par and swapped them into other convertibles that were trading near par and had a good balance of risk and reward. The result for the portfolio was improved credit quality and reduced downside risk. The shortened years-to-maturity also contribute to downside protection. This defensive posture had a beneficial effect in the first quarter of 1997.

We continue to emphasize downside protection and good quality in the securities we buy. The Fund remains approximately two-thirds investment grade, which has been achieved through restructuring and upgrades in risk/reward posture this year. Consequently, we believe the Fund is well situated to endure the volatility that has pervaded the market over the last few months, and, at the same time, to participate in any rise in the markets.

CALAMOS GROWTH AND INCOME FUND

                             [GRAPH APPEARS HERE]

CALAMOS GROWTH & INCOME         LOAD ADJUSTED
                               Growth & Income     LB G/C Int    S&P 500 Index
Sep-88 Beginning Balance                  9,525          10,000          10,000
Dec-88                    1988   0.9%     9,611    1.0%  10,096    3.0%  10,302
Mar-89                           4.3%    10,025    1.1%  10,207    7.0%  11,025
Jun-89                           5.1%    10,540    8.0%  11,028    8.8%  11,995
Sep-89                           9.5%    11,544    0.9%  11,131   10.7%  13,273
Dec-89                    1989  -3.1%    11,188    3.6%  11,533    2.0%  13,541
Mar-90                          -2.3%    10,933   -1.2%  11,401   -3.1%  13,127
Jun-90                           6.5%    11,639    3.6%  11,811    6.3%  13,954
Sep-90                         -12.2%    10,225    0.6%  11,883  -13.8%  12,028
Dec-90                    1990   5.6%    10,801    5.1%  12,488    9.0%  13,108
Mar-91                          14.7%    12,389    2.7%  12,825   14.6%  15,017
Jun-91                          -0.8%    12,292    1.5%  13,019   -0.2%  14,985
Sep-91                          11.1%    13,650    5.8%  13,767    5.4%  15,791
Dec-91                    1991  11.3%    15,193    5.3%  14,502    8.4%  17,112
Mar-92                          -0.7%    15,094   -1.5%  14,285   -2.6%  16,675
Jun-92                          -2.8%    14,671    4.1%  14,863    2.0%  17,004
Sep-92                           5.2%    15,427    4.9%  15,590    3.1%  17,531
Dec-92                    1992   8.4%    16,729    0.1%  15,603    5.1%  18,427
Mar-93                           5.7%    17,682    4.7%  16,328    4.3%  19,221
Jun-93                           3.4%    18,275    3.0%  16,818    0.5%  19,315
Sep-93                           6.6%    19,474    3.3%  17,375    2.6%  19,809
Dec-93                    1993  -1.4%    19,201   -0.3%  17,324    2.3%  20,267
Mar-94                          -3.3%    18,563   -3.1%  16,782   -3.8%  19,495
Jun-94                          -5.1%    17,626   -1.2%  16,574    0.4%  19,571
Sep-94                           4.2%    18,372    0.5%  16,657    4.9%  20,534
Dec-94                    1994  -1.0%    18,182    0.4%  16,719    0.0%  20,536
Mar-95                           3.5%    18,817    5.0%  17,551    9.7%  22,534
Jun-95                           8.5%    20,418    6.5%  18,690    9.5%  24,682
Sep-95                           8.4%    22,130    1.9%  19,047    8.0%  26,654
Dec-95                    1995   6.1%    23,480    4.7%  19,935    5.9%  28,237
Mar-96                           6.6%    25,023   -2.3%  19,468    5.5%  29,776
Jun-96                           3.6%    25,925    0.5%  19,560    4.5%  31,128
Sep-96                           1.6%    26,329    1.8%  19,904    3.1%  32,086
Dec-96                    1996   6.3%    27,990    3.1%  20,513    8.5%  34,801
Mar-97                  1997-1   1.0%    28,259   -0.9%  20,337    2.7%  35,733

The Growth and Income Fund was up 12.86% for the fiscal year ended March 31, 1997. (Please see page 13 for a complete description of performance for A and C shares, both load-adjusted and non-load-adjusted.)

                                           Trailing                     Since
                                           One-Year     Five-Year     Inception
  GROWTH AND INCOME FUND
  A Shares/1/
    non-load-adjusted                       12.86%        13.34%        13.60%
    load-adjusted                            7.49         12.25         12.95
  C Shares/2/                                   -             -         10.83
  Lipper Growth & Income Funds Index/3/     15.42         14.93         13.98

 /1/Average annual total returns, net of expenses. Inception date for A
    Shares was September 22, 1988.
 /2/Total return, net of expenses, not annualized. Inception date for C
    Shares was August 5, 1996.
 /3/The Lipper Growth and Income Funds Index includes those mutual funds whose investment objective is both growth and income. Lipper mutual funds averages are equally weighted, composed of the largest mutual funds within their respective investment objectives, and reflects the reinvestment of capital gains distribution and income dividends.

    Source: Lipper Analytical Services, as reported by Frank Russell Company.

    No graph has been included for Class C shares since performance is for less than one year.

The Fund's objective is to achieve high long-term total return through capital appreciation and current income. Its use of a convertible strategy provides a combination of income and capital gains that is well suited for achieving a growth and income objective. The Fund emphasizes small- to mid-cap issues because of their greater potential for capital appreciation, although such issues might be more volatile than larger-cap issues.

The Fund tends to be diversified across market capitalization size. Over the past year, there has been a significant swing in the average market capitalization of the companies the Fund has invested in. The portfolio percentage invested in small-capitalization companies a year ago was approximately 43%, and it is now 41%. There has been a large change in investments in the mid- and large-cap sectors: a year ago, the Fund had approximately 15% of the portfolio invested in mid-cap companies, whereas the percentage as of March 31, 1997, was approximately 44%. Similarly, the percentage invested in large-cap companies has fallen from 42% to 15%.

Our focus on mid-cap companies is due to their growth potential, but smaller-cap companies generally have a higher degree of risk than companies with larger capitalization. Although this particular strategy has worked well at various times over the past year, it did not contribute to positive performance in the first quarter, where the general sell-off in the markets affected small- and mid-cap companies more adversely than it affected larger companies.

There are three parts to the Fund's structure, with conventional convertible securities comprising 62% of its portfolio at quarter end. Stocks comprised 15% of the portfolio, synthetic convertibles comprised 19%, and cash provided the remaining 4%.

Synthetic convertibles are constructed by combining a fixed-income security, such as a highly liquid U.S. Government Treasury Note, with a long-term equity warrant or Long-term Equity AnticiPation Securities (LEAPS). A LEAP is a long-term equity option, and is preferable to regular call options, which would incur significant market risk due to their short time to expiration. The Treasury Note provides an income stream and repays principal at maturity like the bond portion of a convertible security. The warrant or LEAP offers the potential to own the underlying equity, like the convertible feature of the straight convertible security.

We will continue to make use of synthetics as long as the yield curve is flat. This offers the opportunity to capture the higher yields available in the intermediate U.S. Treasury Bonds while reducing duration and credit risk in the portfolio.

The Fund's investments in the financial sector turned in a strong performance over the entire fiscal year, and we increased financial exposure slowly during this period. While FIRST CHICAGO NBD CORPORATION was called (so we converted and sold), we replaced that exposure with NATIONAL AUSTRALIA BANK (2.1% of net assets). BANCO BILBAO VIZCAYA (BBV) (1.9%), a Spanish bank, has performed well for us, slightly exceeding analysts expectations. We sold FREMONT GENERAL CORPORATION, to reduce our financial exposure.

The Fund reduced its technology exposure selectively over the fiscal year.
While the clear leaders in the technology sector performed well during most of 1996, and then held up in the sell-off in the first quarter of 1997, most of the other players were particularly hard hit. Although we will look for opportunities in this group because we believe it is part of a strong long-term move to replace human capital with less expensive technology, along with the need to increase business productivity, we intend to be extremely selective in what we buy at the moment. Both technology and energy made negative contributions to performance in the first quarter of 1997.

One particular company that has shown excellent results is SPX CORPORATION (2.9%). This company provides parts, tools and equipment necessary to maintain and improve cars, sold mostly to dealers, gas stations, and dealer-related franchises. From the time of its first purchase in November 1996, to March 31, 1997, it increased 68% in value.

Because of their U.S. Treasury component, our synthetic positions help control volatility. Over the rest of 1997, we expect to decrease our stock positions and increase the proportion of the Fund invested in convertibles and bonds. With extremely volatile market conditions, an emphasis on income can be helpful.

CALAMOS STRATEGIC INCOME FUND

                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND             Load-Adjusted
--------------------------------------------------------------------------------------------
                                            StrgFnd           30day Tbills        LB G/C Int
--------------------------------------------------------------------------------------------
Beginning Balance                             9,525              10,000               10,000
  Dec-90                  1990      2.7%      9,782    1.8%      10,175       5.1%    10,509
  Mar-91                            6.4%     10,403    1.4%      10,317       2.7%    10,793
  Jun-91                            1.3%     10,541    1.3%      10,452       1.5%    10,956
  Sep-91                            2.0%     10,751    1.3%      10,587       5.8%    11,586
  Dec-91                  1991      3.7%     11,149    1.0%      10,693       5.3%    12,204
  Mar-92                            3.3%     11,513    0.9%      10,790      -1.5%    12,021
  Jun-92                            1.1%     11,634    0.9%      10,887       4.1%    12,508
  Sep-92                            3.4%     12,032    0.7%      10,963       4.9%    13,120
  Dec-92                  1992      3.8%     12,484    0.6%      11,029       0.1%    13,130
  Mar-93                            2.9%     12,842    0.7%      11,101       4.7%    13,741
  Jun-93                            2.6%     13,172    0.8%      11,185       3.0%    14,153
  Sep-93                            4.4%     13,752    0.7%      11,263       3.3%    14,622
  Dec-93                  1993      1.8%     13,998    0.7%      11,342      -0.3%    14,579
  Mar-94                           -1.7%     13,757    0.7%      11,421      -3.1%    14,123
  Jun-94                           -4.5%     13,141    0.8%      11,513      -1.2%    13,948
  Sep-94                            1.3%     13,306    1.0%      11,628       0.5%    14,017
  Dec-94                  1994     -2.6%     12,959    1.1%      11,756       0.4%    14,069
  Mar-95                            3.3%     13,392    1.4%      11,920       5.0%    14,770
  Jun-95                            5.3%     14,106    1.5%      12,093       6.5%    15,729
  Sep-95                            2.8%     14,494    1.4%      12,264       1.9%    16,029
  Dec-95                  1995      2.3%     14,833    1.4%      12,432       4.7%    16,777
  Mar-96                            2.6%     15,244    1.3%      12,592       0.0%    16,774
  Jun-96                            1.5%     15,477    1.3%      12,752       0.5%    16,852
  Sep-96                            1.6%     15,730    1.3%      12,919       1.8%    17,149
  Dec-96                  1996      2.2%     16,077    1.3%      13,087       3.1%    17,674
  Mar-97                1997-1      1.9%     16,376    1.2%      13,243      -0.9%    17,522
--------------------------------------------------------------------------------------------


The Strategic Income Fund was up 7.42% over the year ending March 31, 1997. (Please see page 13 for a complete description of performance for A shares, both load-adjusted and non-load-adjusted.)


                                         Trailing                             Since
                                         One-Year         Five-Year         Inception
  STRATEGIC INCOME FUND
  A Shares/1/
    non-load-adjusted                      7.42%            7.26%             8.59%
    load-adjusted                          2.34             6.21              7.79
  30-Day Treasury Bills/2/                 5.01             4.10              4.38
  Lehman Bros. Govt/Corp. Bond Index/2/    4.46             7.32              8.64

 /1/Average annual total returns, net of expenses. Inception date for A shares was September 4, 1990.
 /2/The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. The 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity. Both indexes reinvest dividends and earnings.

    Source: Lipper Analytical Services, as reported by the Frank Russell
    Company.

The Fund's goal is to provide an above-average income stream for shareholders consistent with stability of principle primarily through the use of convertible securities. Convertible securities tend to participate in price increases on their underlying common stocks while also paying a higher level of current income than the stocks themselves. The Fund generates income from the interest and dividends paid on the convertible securities.

One of the Fund's key investment strategies is a convertible stock hedge, also known as a covered short sale, which is a short sale of a stock for which the Fund owns a corresponding convertible security. Proceeds from the stock sale create a credit balance that may earn interest. Due to the short sale, the Fund profits if the stock price decreases. (When the stock price increases, the convertible securities benefit.)

The difference between the current yield on the convertible and the yield on the underlying common stock represents the convertible's yield advantage, which is an important consideration when determining candidates for the convertible hedge strategy. Often the underlying common stock pays no dividend or a very small one, which means the convertible yield advantage is attractive. For stocks that pay a dividend, the dividend is an expense of the Fund and can be paid out of the convertible's yield advantage.

The amount of stock sold short against convertibles varies depending on the Fund's market outlook. A higher hedge ratio indicates a more defensive posture. The Fund attempts to balance risk and reward by adjusting the hedge ratio as the underlying stock prices change. We believe that the hedge ratio dampens overall volatility and helps stabilize the net asset value in volatile markets.

Due to the strong bull market in 1996, we reduced the hedge ratio somewhat. The downside protection offered by hedging is less important in a rising market. However, the Fund held both hedged and unhedged positions. We expect the hedge strategy to continue to play an important role in the Fund's performance.

The volatile equity market provided some opportunity to adjust hedge ratios. As the stock market advanced, it allowed the hedge ratio of individual positions to be increased, thereby adding more defensive characteristics to the portfolio. The volatility exhibited this past quarter provided opportunity for the portfolio to profit from changing stock prices.

Additionally, we have started to trade the portfolio more actively. The volatility of the market is providing opportunities to take advantage of what we view as occasional mispricing. We believe that this made a contribution to performance over the quarter, although there was, of course, an increase in turnover (the number of securities bought and sold).

In our view, we continue to be in a period of increasing volatility within the stock and bond markets. Over the past few years, volatility in both the stock and bond markets has been very subdued, compared to historical norms. The financial markets have exhibited increasing volatility during the past six months. In this environment, we believe the defensive characteristics of the Strategic Income Fund will be beneficial to stabilized asset values while securing an above-average income stream.

CALAMOS GROWTH FUND

CALAMOS GROWTH FUND LOAD-ADJUSTED

                             GROWTH FND          S&P 500
                             ----------          -------
                              9,525               10,000
   Dec-90     1990   10.0%   10,478       9.0%    10,898
   Mar-91            18.1%   12,372      14.6%    12,485
   Jun-91            -3.6%   11,928      -0.2%    12,459
   Sep-91             8.5%   12,938       5.4%    13,129
   Dec-91     1991   13.5%   14,690       8.4%    14,226
   Mar-92            -2.4%   14,331      -2.6%    13,864
   Jun-92            -6.6%   13,387       2.0%    14,137
   Sep-92             4.5%   13,991       3.1%    14,575
   Dec-92     1992    6.3%   14,878       5.1%    15,320
   Mar-93            -0.1%   14,857       4.3%    15,980
   Jun-93            -0.9%   14,728       0.5%    16,058
   Sep-93             3.0%   15,169       2.6%    16,469
   Dec-93     1993    2.3%   15,524       2.3%    16,850
   Mar-94            -4.3%   14,851      -3.8%    16,208
   Jun-94            -0.5%   14,775       0.4%    16,271
   Sep-94             3.9%   15,357       4.9%    17,072
   Dec-94     1994   -4.7%   14,635       0.0%    17,073
   Mar-95             2.6%   15,019       9.7%    18,735
   Jun-95            10.4%   16,585       9.5%    20,520
   Sep-95            14.1%   18,915       8.0%    22,160
   Dec-95     1995   -1.4%   18,649       5.9%    23,476
   Mar-96             8.9%   19,790       5.5%    24,755
   Jun-96            15.3%   22,813       4.5%    25,879
   Sep-96             3.7%   23,660       3.1%    26,676
   Dec-96     1996    6.0%   25,073       8.5%    28,933
   Mar-97   1997-1   -6.0%   23,566       2.7%    29,708

The Growth Fund was up 19.08% for the year ending March 31, 1997, significantly outperforming the Lipper Growth Funds Index. (Please see page 13 for a complete description of performance for A and C shares, both load-adjusted and non-load-adjusted.)

                                         Trailing                             Since
                                         12-month         Five-Year         Inception
  GROWTH FUND
  A Shares/1/
    non-load-adjusted                     19.08%            11.04%            14.77%
    load-adjusted                         13.46              9.97             13.92
  C Shares/2/                               --                --               5.35
  Lipper Growth Funds Index/3/            10.97             13.14             15.20

 /1/Average annual total returns, net of expenses. Inception date for A shares was September 4, 1990.
 /2/Total return, net of expenses, not annualized. Inception date for C shares was September 3, 1996.
 /3/The Lipper Growth Funds Index comprises 30 funds which invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Lipper mutual funds averages are equally weighted, composed of the largest mutual funds within their respective investment objectives, and reflects the reinvestment of capital gains distributions and income dividends.

    Source: Lipper Analytical Services, Inc., as reported by the Frank Russell Company.

    No graph has been included for Class C Shares since performance is for less than one year.


The Fund seeks long-term capital growth, and is suitable for investors seeking long-term capital appreciation through direct equity participation. It invests primarily in common stocks. Fund management intends to achieve the highest returns possible for the long term, and does not seek to minimize short-term volatility. It is the most aggressively traded of the Funds and has high turnover. Its relatively small size allows it great flexibility in moving in and out of stocks.

We search for the fastest-growing companies available in the stock market, with earnings growth rates significantly above average. We also invest primarily in stocks of companies where we expect the earnings growth rate to be higher than that estimated by analysts. We believe that a company's earnings trend has a directly relationship to its stock price, and we want to recognize undervalued companies before they become well known in the marketplace.

Since the fastest-growing companies are typically small- to mid-size companies, the Fund has the majority of its holdings in this area. Smaller-cap companies generally have a higher degree of risk than companies with larger capitalization. Our decision-making process recognizes that the stock prices of fast-growing companies are highly volatile. The Fund is traded aggressively to maintain its portfolio in the top companies representing the best earnings potential. The companies purchased are selected according to both company and sector potential. Although the Fund is diversified by industry, it may at times be heavily weighted in sectors we believe to be the most attractive.

The Fund has investments in 75 different companies and is well diversified to reduce risk. Approximately 7% of the Fund's portfolio is invested in large-capitalization companies, 52% is in mid-capitalization companies, and 41% is in small-capitalization companies.

In the first quarter of 1997, we increased the financial sector five percentage points, to 19% of the portfolio. This sector showed strong earnings releases and produced many of the best buys, although with the recent rise in interest rates, momentum may start to slow. One of our important holdings is STAR BANC CORPORATION (3.6% of net assets), a multi-bank holding company with $4 billion in market capitalization. This bank has 263 offices in three states, Ohio, Kentucky and Indiana.

In the first quarter of 1997, we decreased both the capital goods sector and the energy sector by about six percentage points. Energy had a good run for the last six months and peaked at the beginning of this year. Many analysts started to downgrade the sector. Among the sells in the portfolio were NEWFIELD EXPLORATION and MARINE DRILLING. In the capital goods sector we sold SCOTSMAN and DT INDUSTRIES, both of which had a negative earnings surprise this quarter or had slowing earnings acceleration.

Consumer staples was another sector that showed a large increase in portfolio representation during the first quarter, by about six percentage points on March 31, 1997. In the Russell 2000, this was the only sector to show a positive return in the first quarter of 1997.

The technology sector is one of the most-watched areas of the economy, and investors are in general very concerned with how a mutual fund handles its technology investments. Technology has replaced the traditional cyclical industries as the driving force for growth in the economy. According to Business Week magazine (issue dated 3/31/97, p. 58), the technology sector contributed 27% of growth in GDP over the past three years, versus 14% from residential housing and 4% from autos. Our technology exposure has remained relatively constant at 18-19% over the past fiscal year, although we increased it slightly in the most recent quarter, to 21%.

CALAMOS GLOBAL GROWTH AND INCOME FUND

Since inception on September 9, 1996, the Global Growth and Income Fund is up by 8.04%. (Please see page 13 for a complete description of performance for A and C shares, both load-adjusted and non-load-adjusted.)


                                   Since
                                 Inception
  GLOBAL GROWTH AND INCOME FUND
  A Shares/1/
    non-load-adjusted              8.04%
    load-adjusted                  2.89
  C Shares/2/                      7.64
  Lipper Global Index/3/           9.64

 /1/The actual returns, net of expenses, not anualized. Inception date for A shares was September 9, 1996.
 /2/The actual return, net of expenses, not annualized. Inception date for C shares was September 24, 1996.
 /3/The Lipper Global Index is composed of the largest mutual funds within its investment objective. The Mutual Funds in Global Index allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of its portfolio is invested in securities traded outside the U.S., including some shares of gold-related investments. Lipper mutual fund averages are equally weighted and reflect the reinvestment of capital gains and income dividends.

    Source: Lipper Analytical Services, Inc. and Frank Russell Company.

    No graph has been included for Class A or C shares since performance is for less than one year.


Succeeding in today's investment environment requires new strategies that are global in scope and innovative in design, and we believe that this Fund will meet that challenge. It seeks a high level of total return consisting of both capital appreciation and current income. The Fund pursues its investment objectives through a diversified portfolio of convertible securities, common stock and fixed-income instruments of issuers from around the world, with an emphasis on higher-rated convertible securities. We believe that the favorable risk/reward characteristics of U.S. and international convertible securities will allow the Fund to control volatility while pursuing its investment objectives.

The Global Growth and Income Fund's investments are concentrated in the higher end of the credit-quality spectrum, and the Fund expects to maintain, over the long term, an average credit quality of BBB or better. However, the Fund may acquire debt securities which are unrated or which may be rated below investment grade, which would present increased risk. Such investments generally involve greater price volatility and greater investment risk.

Although the Fund has no constraint on the percentage of its assets that may be invested in the securities of foreign issuers that are not publicly traded in the United States, under normal circumstances the Fund expects to have 60-70% of total assets invested in such securities. Such investments may be subject to special risks such as foreign currency risk or substantial volatility due to adverse political, economic or other developments.

It is expected that the percentage of funds invested in the securities of emerging nations will generally be 15-25%, although the Fund has no constraint on the percentage of assets that may be so invested. The risks associated with investing in securities of foreign issuers may be magnified in countries considered to be part of the emerging markets, since those countries may have less established markets and economies, and may have relatively more unstable political or economic systems.

We are excited about this new Fund. We believe this investment opportunity comes at the right time. The global economy has entered a period of unprecedented growth: once-closed economies embrace open markets, industrialized nations work towards freer trade, and emerging markets offer the opportunity for explosive economic development. In our view, these fundamental economic changes translate into tremendous investment opportunities for those willing to look beyond the U.S.

Driving this growth is the widespread acceptance of free markets worldwide that has occurred since the end of the cold war. The increased recognition that the discipline of investors' capital allocates resources more efficiently than public funding is a trend that is fostering both privatization and infrastructure rebuilding in emerging and developed markets. Many have come to rely on convertible debt financing as a source of capital that provides investors with debt instruments that have capital appreciation potential.

Since inception, the Fund has benefited from its investments in Europe and Japan in the period ending March 31, 1997. The three biggest winners were in Europe. They were STET (SOCIETA FINANZIARIA TELEFONICA S.P.A.) (constituting 1.8% of net assets), PHILIPS ELECTRONICS (2.8%) and HAVAS ADVERTISING (2.5%). STET is the parent of the Italian phone company (Telecom Italia) and benefited from progress towards its full privatization. Philips is a large Dutch consumer electronics and electrical components manufacturer. It also owns 75% of Polygram, the world leader in recorded music. Philips stock benefited from the continual restructuring efforts of its new CEO, Cor Boonstra. Havas Advertising (a French company) is one of Europe's largest advertising agencies and is the eighth largest worldwide. Its stock offers considerable upside potential as it continues to improve margins and reduce debt.

The Fund's performance was held back by its U.S. and Southeast Asian exposure.

CALAMOS FAMILY OF FUNDS

STANDARDIZED PERFORMANCE

                          Total Return            Average Annual Total Return
                          ------------- -----------------------------------------------
                             1 Year        5 Years      10 Years      Since Inception
                          ------------- ------------- ------------- -------------------
  Convertible Fund
    A Shares--
     Inception: 6/21/85   12.94%  7.59% 12.47% 11.39%  9.78%  9.25% 11.17%    10.71%
    C Shares--
     Inception: 7/5/96     NA     NA     NA     NA     NA     NA    11.12%/1/  NA
  Growth and Income Fund
    A Shares--
     Inception: 9/22/88   12.86%  7.49% 13.34% 12.25%  NA     NA    13.60%    12.95%
    C Shares--
     Inception: 8/5/96     NA     NA     NA     NA     NA     NA    10.83%/1/  NA
  Strategic Income Fund
    A Shares--
     Inception: 9/4/90     7.42%  2.34%  7.26%  6.21%  NA     NA     8.59%     7.79%
  Growth Fund
    A Shares--
     Inception: 9/4/90    19.08% 13.46% 11.04%  9.97%  NA     NA    14.77%    13.92%
    C Shares--
     Inception: 9/3/96     NA     NA     NA     NA     NA     NA     5.35%/1/  NA
  Global Growth and
   Income Fund
    A Shares--
     Inception: 9/9/96     NA     NA     NA     NA     NA     NA     8.04%/1/  2.89%/1/
    C Shares--
     Inception: 9/24/96    NA     NA     NA     NA     NA     NA     7.64%/1/  NA



This chart provides performance return numbers for the five Funds and shows both non-load-adjusted and load-adjusted returns, taking into consideration the maximum 4.75% sales charge on A shares. Total return and average annual total return performance measure net investment income and capital gain or loss from portfolio investments and reflect changes in share price, reinvestment of income and capital gain distributions. Returns for periods of less than one year are not annualized.

Performance has not been adjusted for the sales charge in the UNSHADED area of the chart.
Performance has been adjusted for the 4.75% sales charge in the SHADED area of the chart.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

/1/Total return is not annualized.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
CFS INVESTMENT TRUST

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of CFS Investment Trust (comprising Calamos Convertible Fund, Calamos Growth and Income Fund, Calamos Strategic Income Fund, Calamos Growth Fund, and Calamos Global Growth and Income Fund) as of March 31, 1997, and the related statements of operations and changes in net assets for each of the periods included therein and the financial highlights for each of the fiscal periods since 1988. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Convertible Fund, Calamos Growth and Income Fund, Calamos Strategic Income Fund, Calamos Growth Fund, and Calamos Global Growth and Income Fund at March 31, 1997, the results of their operations and changes in their net assets for each of the periods included therein, and the financial highlights for each of the fiscal periods since 1988, in conformity with generally accepted accounting principles.

                                       /s/ Ernst & Young LLP

Chicago, Illinois
May 16, 1997

SCHEDULE OF INVESTMENTS MARCH 31, 1997

Calamos Convertible Fund

 Principal
 Amount                                            Value
 ----------                                     -----------
 CONVERTIBLE BONDS (41.6%)

            BASIC INDUSTRIES (0.6%)
 $  475,000 RPM, Inc.                           $   217,906
             0.000% Liquid Yield Option Notes
             09/30/2012

            CAPITAL GOODS--INDUSTRIAL (4.4%)
    112,000 Cooper Industries, Inc.                 118,270
             7.050% Conv. Sub. Deb.
             01/01/2015
    380,000 Robbins and Myers, Inc.                 445,550
             6.500% Conv. Sub. Notes
             09/01/2003
    475,000 Thermo Electron Corporation             493,031
             4.250% Conv. Euro. Sub. Deb.
             01/01/2003
    740,000 WMX Technologies, Inc.                  664,257
             2.000% Conv. Sub. Notes
             01/24/2005
                                                -----------
                                                  1,721,108

            CAPITAL GOODS--TECHNOLOGY (6.2%)
  1,220,000 Automatic Data Processing, Inc.         672,251
             0.000% Liquid Yield Option Notes
             02/20/2012
    800,000 Cyrix Corp.                             642,155
             5.500% Conv. Sub. Notes
             06/01/2001
    195,000 Data General                            203,775
             7.750% Conv. Sub. Deb.
             06/01/2001
    510,000 Motorola, Inc.                          390,953
             0.000% Liquid Yield Option Notes
             09/27/2013
    310,000 National Data Corporation               300,463
             5.000% Conv. Sub. Notes
             11/01/2003
    240,000 Telekom Malaysia Berhad                 228,600
             4.000% Conv. Bonds
             09/29/2004
                                                -----------
                                                  2,438,197

 Principal
 Amount                                                   Value
 ----------                                            -----------
            CONSUMER CYCLICAL (6.0%)
 $  650,000 ADT Operations, Inc.                       $   463,629
             0.000% Liquid Yield Option Notes
             07/06/2010
    415,000 Hilton Hotels Corp.                            418,096
             5.000% Conv. Sub. Notes
             05/15/2006
    395,000 The Interpublic Group Of Companies, Inc.       466,811
             3.750% Conv. Euro. Sub. Deb.
             04/01/2002
  1,025,000 Marriott International, Inc.                   563,477
             0.000% Euro. Liquid Yield Option Notes
             03/25/2011
    475,000 MascoTech, Inc.                                431,063
             4.500% Conv. Sub. Deb.
             12/15/2003
                                                       -----------
                                                         2,343,076

            CONSUMER GROWTH STAPLES (8.0%)
    305,000 Alberto-Culver Company                         441,341
             5.500% Conv. Euro. Sub. Deb.
             06/30/2005
    700,000 Alza Corporation                               688,909
             5.000% Conv. Sub. Deb.
             05/01/2006
    160,000 Hasbro, Inc.                                   225,099
             6.000% Conv. Sub. Notes
             11/15/1998
    550,000 Integrated Health Services, Inc.               582,610
             6.000% Conv. Sub. Deb.
             01/01/2003
  1,215,000 News America Holdings Incorporated             521,855
             0.000% Liquid Yield Option Notes
             03/11/2013
    255,000 Proffitt's, Inc.                               251,175
             4.750% Conv. Sub. Deb.
             11/01/2003
    300,000 Youth Services International                   393,234
             7.000% Conv. Sub. Deb.
             02/01/2006
                                                       -----------
                                                         3,104,223

            CONSUMER STAPLES (0.6%)
    150,000 Allied Domecq plc.                             237,486
        GBP  6.750% Conv.
             07/07/2008

            CREDIT CYCLICALS (0.3%)
   $100,000 Hysan Development Finance Ltd.                 112,375
             6.750% Conv. Guaranteed Notes
             06/01/2000

               See accompanying Note to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 1997

Calamos Convertible Fund


 Principal
 Amount                                                    Value
 ----------                                             -----------
            ENERGY (5.3%)
 $1,100,000 Baker-Hughes, Inc.                          $   850,023
             0.000% Liquid Yield Option Notes
             05/05/2008
    330,000 Diamond Offshore Drilling Inc.                  349,565
             3.750% Conv. Sub. Notes
             02/15/2007
    500,000 Pennzoil Company (Chevron)                      610,070
             4.750% Exch. Senior Deb.
             10/01/2003
    275,000 Swift Energy Co.                                270,273
             6.250% Conv. Sub. Notes
             11/15/2006
                                                        -----------
                                                          2,079,931

            FINANCIAL (6.5%)
    550,000 Bilbao Vizcaya Investments                      715,000
             3.500% Conv. Bonds
             07/12/2006
    165,000 Developers Diversified Realty Corporation       186,839
             7.000% Conv. Sub. Deb.
             08/15/1999
    800,000 USF&G Corporation                               531,383
             0.000% Conv. Sub. Notes
             03/03/2009
    260,000 Leucadia National Corporation                   263,900
             5.250% Conv. Sub. Deb.
             02/01/2003
    180,000 Renong Berhad                                   211,275
             2.500% Conv. Euro. Notes
             01/15/2005
    585,000 The Rouse Company                               614,250
             5.750% Conv. Euro. Bonds
             07/23/2002
                                                        -----------
                                                          2,522,647

            OTHER (3.7%)
    225,000 Telecom Chile                                   334,791
             4.500% Conv. Sub. Deb.
             01/15/2003
    520,000 Grand Metropolitan Public Ltd.                  618,384
             6.500% Conv. Euro. Notes
             01/31/2000
    475,000 RFM Capital                                     509,437
             2.750% Conv. Euro. Bond
             05/30/2006
                                                        -----------
                                                          1,462,612
                                                        -----------
            TOTAL CONVERTIBLE BONDS                      16,239,561
             (Cost $15,384,933)

 Number of
 Shares                                                     Value
 ----------                                              -----------
 CONVERTIBLE PREFERRED STOCKS (21.8%)

            BASIC INDUSTRIES (2.7%)
     11,500 International Paper Capital Trust            $   525,066
             5.250% Conv. Pref. Securities
     10,550 James River Corporation                          519,588
             Dep. Shares, 1/4 Share Series L
             $14 Cum. Conv. Exch. Pref. Stock
                                                         -----------
                                                           1,044,654

            CAPITAL GOODS--TECHNOLOGY (1.7%)
      6,100 Corning Incorporated                             432,338
             6.000% Conv. Monthly Income Pref. Sec.
      4,000 Philippine Long Distance Telephone Company       220,000
             $3.500 Global Dep. Shares,
             One Share of Series III Conv. Pref. Stock
                                                         -----------
                                                             652,338

            CONSUMER CYCLICAL (1.7%)
     12,000 Royal Carribean Cruises Ltd.                     672,000
             $3.625 Series A Conv. Pref. Stock
            CONSUMER GROWTH STAPLES (2.3%)
     66,500 Mattel, Inc.                                     665,000
             $0.4125 Dep. Shares,
             1/25 Share Pref. Series C
      1,500 Pacificare Health Systems                         51,000
             $1.000 Conv. Pref.
      3,300 Wendy's International                            167,062
             5.000% Term Conv. Pref. Sec. Series A
                                                         -----------
                                                             883,062

            CONSUMER STAPLES (2.4%)
    145,600 RJR Nabisco Holdings Corp.                       964,600
             Series C Dep. Shares
             1/10 Conv. Pref. Stock

            CREDIT CYCLICALS (2.4%)
      5,000 H.F. Ahmanson & Company                          385,000
             Dep. Shares, 1/10 Share Series D
             6.000% Cum. Conv. Pref. Stock
     10,000 Southdown, Inc.                                  565,000
             $2.875 Cum. Conv. Pref. Series D
                                                         -----------
                                                             950,000

            ENERGY (1.2%)
      8,450 Unocal Corp.                                     463,555
             6.250% Series Conv. Pref. Sec.

               See accompanying Note to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 1997

Calamos Convertible Fund


 Number of
 Shares                                                       Value
 ----------                                                -----------
            FINANCIAL (6.0%)
     12,000 American Bankers Insurance Group, Inc.         $   727,500
             $3.125 Conv. Pref. Series B
     32,000 National Australia Bank                            800,000
             7.875% Perpetual Capital Sec.
      6,000 Public Storage                                     291,750
             $2.062 Series X Conv. Pref. Stock
      3,900 The Rouse Company                                  191,100
             $3.000 Series B Conv. Pref. Stock
     12,000 Security Capital Industrial Trust                  324,000
             $1.750 Cum. Conv. Redeemable Pref. Series B
                                                           -----------
                                                             2,334,350

            UTILITIES (1.4%)
     11,500 AES Trust I Financial                              559,187
             $2.6875 Term Conv. Sec. Series A
                                                           -----------
            TOTAL CONVERTIBLE                                8,523,746
             PREFERRED STOCKS
             (Cost $7,920,085)

 COMMON STOCKS (16.2%)

            CAPITAL GOODS--TECHNOLOGY (1.1%)
      4,700 Hitachi Ltd. ADRs                                  413,013

            CONSUMER CYCLICAL (1.3%)
     17,900 Toys R' Us (a)                                     501,200

            CONSUMER GROWTH STAPLES (6.2%)
     16,800 Fuji Photo Film Company Ltd. ADRs                  550,200
      7,000 Gannett Company, Inc.                              601,125
     30,000 American Safety Razor Company (a)                  461,250
     11,000 Reebok International Ltd.                          493,625
        900 The Washington Post Company--Class B               309,600
                                                           -----------
                                                             2,415,800

            CONSUMER STAPLES (1.3%)
     15,000 Dean Foods Co.                                     519,375

            CREDIT CYCLICALS (1.9%)
     28,000 Federal Home Loan Mortgage Co.                     763,000

            FINANCIAL (2.1%)
     10,373 Fifth Third Bancorp                                803,907

            OTHER (1.0%)
      5,800 Sony Corporation ADRs                              400,925

            TRANSPORTATION (1.3%)
     13,812 Carnival Corporation                               511,044
                                                           -----------
            TOTAL COMMON STOCKS                              6,328,264
             (Cost $4,546,603)

 Number of
 Contracts                                                 Value
 ----------                                             -----------
 CALL OPTIONS (2.6%)

            CAPITAL GOODS--TECHNOLOGY (0.3%)
        150 EMC Corp. (a)                               $   112,500
             Long Term Equity Anticipation
             Securities Expiring 01/16/1999
             Strike Price 40

            CONSUMER CYCLICAL (0.2%)
         50 UAL Corp. (a)                                    98,750
             Long Term Equity Anticipation
             Securities Expiring 01/16/1999
             Strike Price 55

            CONSUMER GROWTH STAPLES (0.9%)
        100 Bristol Meyers Squibb Co. (a)                   168,750
             Long Term Equity Anticipation
             Securities Expiring 01/16/1999
             Strike Price 50
         70 Merck & Co. (a)                                 115,500
             Long Term Equity Anticipation
             Securities Expiring 01/16/1999
             Strike Price 80
         90 Biogen, Inc. (a)                                 90,000
             Long Term Equity Anticipation
             Securities Expiring 01/16/1999
             Strike Price 37.5
                                                        -----------
                                                            374,250

            CREDIT CYCLICALS (0.2%)
        120 Federal National Mortgage Association (a)        64,500
             Long Term Equity Anticipation
             Securities Expiring 01/16/1999
             Strike Price 40

            ENERGY (0.3%)
        175 YPF Sociedad Anonima ADRs (a)                   107,188
             Long Term Equity Anticipation
             Securities Expiring 01/16/1999
             Strike Price 22.5

            FINANCIAL (0.7%)
        150 Conseco, Inc. (a)                               157,500
             Long Term Equity Anticipation
             Securities Expiring 01/16/1999
             Strike Price 30
        100 Sunamerica, Inc. (a)                            115,000
             Long Term Equity Anticipation
             Securities Expiring 01/16/1999
             Strike Price 32.5
                                                        -----------
                                                            272,500
                                                        -----------
            TOTAL CALL OPTIONS                            1,029,688
             (Cost $888,155)

               See accompanying Note to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 1997

Calamos Convertible Fund


 Number of
 Warrants                                         Value
 ----------                                    ------------
 WARRANTS (1.0%)
     29,300 Bear Stearns Companies, Inc. (a)   $    369,912
             Japanese Yen Put Warrants
             Expiring 08/21/1997
                                               ------------
            TOTAL WARRANTS                          369,912
             (Cost $175,433)

 Principal
 Amount                                       Value
 ----------                                -----------
 U.S. GOVERNMENT SECURITIES (14.7%)

 $  200,000 United States Treasury Notes   $   199,449
             5.625% 01/31/1998
    850,000 United States Treasury Notes       859,367
             7.000% 04/15/1999
  2,750,000 United States Treasury Notes     2,734,688
             6.875% 05/15/2006
  2,000,000 United States Treasury Notes     1,937,784
             6.500% 10/15/2006
                                           -----------
            TOTAL U.S. GOVERNMENT
            SECURITIES                       5,731,288
             (Cost $5,828,867)
                                           -----------
 TOTAL INVESTMENTS (97.9%)                  38,222,459
  (Cost $34,744,076)

 CASH DEPOSITS WITH CUSTODIAN                  426,200
 (INTEREST BEARING) (1.1%)

 OTHER ASSETS, LESS LIABILITIES (1.0%)         395,968
                                           -----------

 NET ASSETS (100%)                         $39,044,627
                                           ===========

 NET ASSET VALUE PER SHARE--CLASS A        $     14.68
                                           ===========
 (2,448,853 shares outstanding)

 NET ASSET VALUE PER SHARE--CLASS C        $     14.63
                                           ===========
 (211,512 shares outstanding)


NOTE TO SCHEDULE OF INVESTMENTS
(a) Non-income producing security

                See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS MARCH 31, 1997

Calamos Growth and Income Fund


 Principal
 Amount                                                     Value
 ---------                                                ----------
 CONVERTIBLE BONDS (37.5%)

           BASIC INDUSTRIES (3.2%)
  $120,000 Guilford Mills, Inc.                           $  127,860
            6.000% Conv. Sub. Deb.
            09/15/2012
   150,000 Quanex Corp.                                      150,750
            6.880% Conv. Deb.
            06/30/2007
                                                          ----------
                                                             278,610

           CAPITAL GOODS--INDUSTRIAL (3.1%)
    75,000 Sanifill, Inc.                                    104,502
            5.000% Conv. Sub. Deb.
            03/01/2006
   140,000 Robbins and Meyers, Inc.                          164,150
            6.500% Conv. Sub.
            09/01/2003
                                                          ----------
                                                             268,652

           CAPITAL GOODS--TECHNOLOGY (6.6%)
   280,000 Automatic Data Processing, Inc                    154,287
            0.000% Liquid Yield Option Notes 02/20/2012
   170,000 Cyrix Corp.                                       136,458
            5.500% Conv. Sub. Notes
            06/01/2001
   120,000 Gencorp, Inc.                                     143,573
            8.000% Conv. Sub. Deb.
            08/01/2002
   145,000 National Data Corporation                         140,539
            5.000% Conv. Sub. Notes
            11/01/2003
                                                          ----------
                                                             574,857

           CONSUMER CYCLICAL (3.5%)
   120,000 Hilton Hotels Corp.                               120,895
            5.000% Conv. Sub Notes
            05/15/2006
   200,000 MascoTech, Inc.                                   181,500
            4.500% Conv. Sub. Deb.
            12/15/2003
                                                          ----------
                                                             302,395

 Principal
 Amount                                          Value
 ---------                                     ----------
           CONSUMER GROWTH STAPLES (11.1%)
  $120,000 Alberto-Culver Company              $  173,642
            5.500% Euro Conv. Sub. Deb.
            06/30/2005
   175,000 Alza Corporation                       172,227
            5.000% Conv. Sub. Deb.
            05/01/2006
   150,000 Beverly Enterprises, Inc.              168,570
            5.500% Conv. Sub. Deb.
            08/01/2018
   175,000 Integrated Health Services, Inc.       185,376
            6.000% Conv Sub. Deb.
            01/01/2003
   265,000 Jacor Communications Inc.              122,894
            0.000% Liquid Yield Option Notes
            06/12/2011
   130,000 Pier 1 Imports, Inc.                   150,987
            5.750% Conv. Sub. Notes
            10/01/2003
                                               ----------
                                                  973,696

           CONSUMER STAPLES (1.5%)
   150,000 Standard Commercial Corporation        132,000
            7.250% Conv. Sub. Deb.
            03/31/2007

           ENERGY (5.0%)
   250,000 Baker-Hughes, Inc.                     193,187
            0.000% Liquid Yield Option Notes
            05/05/2008
   160,000 Diamond Offshore Drilling Inc.         169,486
            3.750% Conv. Sub. Notes
            02/01/2007
    75,000 Swift Energy Co.                        73,711
            6.250% Conv. Sub. Notes
            11/15/2006
                                               ----------
                                                  436,384

           FINANCIAL (3.5%)
   130,000 Bilbao Vizcaya Investments             169,000
            3.500% Conv.
            07/12/2006
   200,000 USF&G Corporation                      132,846
            0.000% Conv. Sub. Notes
            03/03/2009
                                               ----------
                                                  301,846
                                               ----------
           TOTAL CONVERTIBLE BONDS              3,268,440
           (Cost $3,156,973)

               See accompanying Note to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 1997

Calamos Growth and Income Fund


 Number of
 Shares                                                     Value
 ---------                                                ----------
 CONVERTIBLE PREFERRED STOCKS (23.9%)

           CAPITAL GOODS--INDUSTRIAL (0.5%)
     2,500 Cooper Industries, Inc.                        $   45,313
            6.000% Exch. Notes

           CAPITAL GOODS--TECHNOLOGY (2.3%)
     1,500 Corning Incorporated                              106,312
            6.000% Conv. Monthly Income Pref. Sec.
     2,700 US West, Inc.                                      96,103
            7.625% Exch. Notes
                                                          ----------
                                                             202,415

           CONSUMER GROWTH STAPLES (2.4%)
    21,000 Mattel, Inc.                                      210,000
            $0.4125 Dep. Shares,
            1/25 Share Pref. Series C

           CREDIT CYCLICALS (1.4%)
     2,200 Southdown, Inc.                                   124,300
            $2.875 Cum. Conv. Pref. Series D

           ENERGY (5.4%)
     3,000 Lomark Petroleum, Inc.                            156,399
            $2.030 Conv. Exch. Pref. Stock Series C
     3,100 Nuevo Financing I                                 149,188
            5.750% Term Conv. Sec. Series A
     1,000 Unocal Corp.                                       54,858
            6.250% Series Conv. Pref. Sec. Callable
     3,000 Western Gas Resources, Inc.                       112,875
            $2.625 Pref. Conv.
                                                          ----------
                                                             473,320

           FINANCIAL (9.7%)
     2,600 American Bankers Insurance Group, Inc.            157,625
            $3.125 Conv. Pref. Series B
     3,000 Community First Bankshares, Inc.                  146,250
            $1.750 Dep. Share Rep. 1/4 Pref. Conv.
     1,000 First Union Real Estate Equity & Mortgage          44,500
            $2.100 Conv. Pref. Series A
     7,200 National Australia Bank                           180,000
            7.875% Perpetual Capital Sec.
       500 Jefferson Pilot Corp.                              49,375
            Exch. Securities Nation Bank Due 01/21/2000

 Number of
 Shares                                                     Value
 ---------                                                ----------
     3,800 The Rouse Company                              $  186,200
            $3.000 Series B. Conv. Pref. Stock
     3,000 Security Capital Industrial Trust                  81,000
            $1.750 Cum. Conv. Redeemable Pref. Series B
                                                          ----------
                                                             844,950

           UTILITIES (2.2%)
     4,000 AES Trust I Financial                             194,500
            $2.6875 Term Conv. Sec. Series A
                                                          ----------
           TOTAL CONVERTIBLE                               2,094,798
           PREFERRED STOCK
           (Cost $1,904,052)

 COMMON STOCKS (14.9%)

           BASIC INDUSTRIES (3.0%)
     4,625 Donnelly Corporation--Class A                      74,578
     8,000 The Scotts Company--Class A (a)                   184,000
                                                          ----------
                                                             258,578

           CAPITAL GOODS--INDUSTRIAL (1.4%)
    16,000 Matrix Service Company (a)                        122,000

           CAPITAL GOODS--TECHNOLOGY (1.7%)
     1,600 Microsoft Corporation                             146,701

           CONSUMER CYCLICAL (4.4%)
     3,000 Liz Claiborne, Inc.                               130,875
     5,500 SPX Corporation                                   249,563
                                                          ----------
                                                             380,438

           CONSUMER STAPLES (1.3%)
     3,000 Kimball International, Inc.-- Class B             114,000

           ENERGY (0.9%)
     5,187 Cross Timbers Oil Company                          81,047

           FINANCIAL (2.2%)
     2,451 Fifth Third Bancorp                               189,952
                                                          ----------

           TOTAL COMMON STOCKS                             1,292,716
           (Cost $991,204)

               See accompanying Note to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 1997

Calamos Growth and Income Fund


 Number of
 Contracts                                      Value
 ---------                                    ----------
 CALL OPTIONS (2.1%)

           CAPITAL GOODS--TECHNOLOGY (0.3%)
        35 EMC Corp. (a)                      $   26,250
            Long Term Equity Anticipation
            Security Expiring 01/16/1999
            Strike Price 40

           CONSUMER CYCLICAL (0.2%)
        10 UAL Corp. (a)                          19,750
            Long Term Equity Anticipation
            Securities Expiring 01/16/1999
            Strike Price 55

           CONSUMER GROWTH STAPLES (0.6%)
        25 American Home Products Corp. (a)       16,563
            Long Term Equity Anticipation
            Securities Expiring 01/16/1999
            Strike Price 65
        15 Merck & Co. (a)                        24,750
            Long Term Equity Anticipation
            Securities Expiring 01/16/1999
            Strike Price 80
        15 Biogen, Inc. (a)                       15,000
            Long Term Equity Anticipation
            Securities Expiring 01/16/1999
            Strike Price 37.5
                                              ----------
                                                  56,313

           ENERGY (0.4%)
        50 YPF Sociedad Anonima ADRs (a)          30,625
            Long Term Equity Anticipation
            Securities Expiring 01/16/1999
            Strike Price 22.5

           FINANCIAL (0.6%)
        30 Conseco, Inc. (a)                      31,500
            Long Term Equity Anticipation
            Securities Expiring 01/16/1999
            Strike Price 30
        20 Sunamerica, Inc. (a)                   23,000
            Long Term Equity Anticipation
            Securities Expiring 01/16/1999
            Strike Price 32.5
                                              ----------
                                                  54,500
                                              ----------

           TOTAL CALL OPTIONS                    187,438
           (Cost $179,540)

 Principal
 Amount                                         Value
 ---------                                    ----------
 U.S. GOVERNMENT SECURITIES (16.6%)

  $230,000 United States Treasury Notes       $  232,535
            7.000% 04/15/1999
   600,000 United States Treasury Notes          589,127
            5.875% 02/15/2000
   635,000 United States Treasury Notes          631,464
            6.875% 05/15/2006
                                              ----------
           TOTAL U.S. GOVERNMENT SECURITIES    1,453,126
           (Cost $1,464,367)
                                              ----------
 TOTAL INVESTMENTS (95.0%)                     8,296,518
  (Cost $7,696,136)

 CASH DEPOSITS WITH CUSTODIAN                    187,910
 (INTEREST BEARING) (2.1%)

 OTHER ASSETS, LESS LIABILITIES (2.9%)           254,148
                                              ----------
 NET ASSETS (100%)                            $8,738,576
                                              ==========
 NET ASSET VALUE PER SHARE--CLASS A (541,606
  shares outstanding)                         $    15.52
                                              ==========

 NET ASSET VALUE PER SHARE--CLASS C (21,308
  shares outstanding)                         $    15.50
                                              ==========

NOTE TO SCHEDULE OF INVESTMENTS
(a) Non-income producing security

                See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS MARCH 31, 1997

Calamos Strategic Income Fund



 Principal
 Amount                                                         Value
 ---------                                                     -------
 CONVERTIBLE BONDS (79.3%)

           CAPITAL GOODS--INDUSTRIAL (17.1%)
   $25,000 Imax Corporation                                     25,375
            5.750% Conv. Sub. Deb.
            04/01/2003
    25,000 Robbins & Meyers, Inc.                               29,313
            6.500% Conv. Sub. Notes
            09/01/2003
    70,000 Thermo Electron Corporation                          72,657
            4.250% Conv. Euro. Sub. Deb.
            01/01/2003
    30,000 United States Filter Corporation                     30,111
            4.500% Conv. Sub. Deb.
            12/15/2001
    65,000 USA Waste Services                                   68,292
            4.000% Conv. Sub. Notes
            02/01/2002
                                                               -------
                                                               225,748

           CAPITAL GOODS--TECHNOLOGY (1.9%)
    20,000 SCI Systems, Inc.                                    24,600
            5.000% Conv. Sub. Notes
            05/01/2006

           CONSUMER CYCLICAL (6.2%)
    30,000 Continental Airlines, Inc.                           36,956
            6.750% Conv. Sub. Notes
            04/15/2006
    80,000 Marriott International, Inc.                         43,979
            0.000% Euro Liquid Yield Option Notes 03/25/2011
                                                               -------
                                                                80,935

           CONSUMER GROWTH STAPLES (39.6%)
    40,000 Careline, Inc.                                       49,917
            8.000% Conv. Sub. Senior Notes 05/01/2001
    30,000 Eagle Hardware & Garden                              34,650
            6.250% Conv. Sub. Deb.
            03/15/2001
    25,000 Federated Department Stores, Inc.                    29,371
            5.000% Conv. Sub. Notes
            10/01/2003
    50,000 FPA Medical Management, Inc. (a)                     49,918
            6.500% Conv. Euro. Sub. Deb.
            12/15/2001
    40,000 The Home Depot, Inc.                                 39,918
            3.250% Conv. Sub. Deb.
            10/01/2001
    45,000 ICN Pharmaceuticals, Inc.                            52,256
            8.500% Conv. Bonds
            11/15/1999
    70,000 Jacor Communications Inc.                            32,463
            0.000% Liquid Yield Option Notes
            06/12/2011
    30,000 Phycor, Inc.                                         28,828
            4.500% Conv. Sub. Deb.
            02/15/2003

 Principal
 amount/
 Number of
 Shares                                           Value
 ---------                                      ----------
   $40,000 Pier 1 Imports, Inc.                 $   46,458
            5.750% Conv. Sub. Notes
            10/01/2003
    25,000 Quintiles Transnational Corp.            23,802
            4.250% Conv. Euro. Sub. Notes
            05/31/2000
    50,000 Renal Treatment Centers, Inc.            45,826
            5.625% Sub. Notes
            07/15/2006
    55,000 Synetic, Inc.                            54,038
            5.000% Conv. Sub. Deb.
            02/15/2007
    30,000 Tenet Healthcare Corporation             34,630
            6.000% Exch. Sub. Notes
            12/01/2005
                                                ----------
                                                   522,075

           CREDIT CYCLICALS (2.8%)
    30,000 BankAtlantic Bankcorp, Inc.              37,237
            6.750% Conv. Sub. Deb.
            07/01/2006

           ENERGY (9.2%)
    55,000 Diamond Offshore Drilling Inc.           58,261
            3.750% Conv. Sub. Notes
            02/01/2007
    50,000 Nabors Industries, Inc.                  63,322
            5.000% Conv. Sub. Notes
            05/15/2006
                                                ----------
                                                   121,583

           FINANCIAL (2.5%)
    50,000 USF&G Corporation                        33,211
            0.000% Conv. Sub. Notes
            03/03/2009
                                                ----------
           TOTAL CONVERTIBLE BONDS               1,045,389
            (Cost $1,024,515)

 CONVERTIBLE PREFERRED STOCKS (17.6%)

           CONSUMER CYCLICAL (1.6%)
       800 Walbro Corporation                       21,200
            8% Conv. Trust Pref. Sec.

           FINANCIAL (11.5%)
       850 American General Corporation (a)         47,813
            6.000% Conv. Monthly Income
            Pref. Sec.
     2,000 National Australia Bank                  50,000
            7.875% Perpetual Capital Sec.
     1,100 The Rouse Company                        53,900
            $3.000 Series B Conv. Pref. Stock
                                                ----------
                                                   151,713

               See accompanying Note to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 1997

Calamos Strategic Income Fund


 Number of
 Shares                                            Value
 ---------                                       ----------
           UTILITIES (4.5%)
     1,200 AES Trust 1 Financial                 $   58,350
            $2.6875 Term Conv. Sec. Series A
                                                 ----------
           TOTAL CONVERTIBLE PREFERRED STOCKS       231,263
            (Cost $230,167)
                                                 ----------
 TOTAL INVESTMENTS (96.9%)                        1,276,652
 (Cost $1,254,682)

 COMMON STOCKS SOLD SHORT (-27.3%)

           CAPITAL GOODS--INDUSTRIAL (-5.8%)
       300 Imax Corporation                         (10,200)
     1,100 Laidlaw, Inc.--Class B                   (15,125)
       200 Robbins & Meyers, Inc.                    (5,300)
       600 Thermo Electron Corporation              (18,525)
       150 United States Filter Corporation          (4,631)
       635 USA Waste Services, Inc.                 (22,543)
                                                 ----------
                                                    (76,324)

           CAPITAL GOODS--TECHNOLOGY (-1.1%)
       300 SCI Systems, Inc.                        (15,188)

           CONSUMER CYCLICAL (-1.7%)
       300 Continental Airlines--Class B             (9,413)
       140 Marriott International, Inc.              (6,965)
       320 Walbro Corporation                        (5,640)
                                                 ----------
                                                    (22,018)

           CONSUMER GROWTH STAPLES (-12.7%)
       660 Eagle Hardware & Garden, Inc.            (11,880)
       225 Federated Department Stores, Inc.         (7,397)
       120 The Home Depot                            (6,420)
     1,575 ICN Pharmaceuticals, Inc.                (35,044)
       200 Jacor Communications, Inc.                (5,525)
       300 Phycor, Inc.                              (8,175)
     1,760 Pier 1 Imports, Inc.                     (31,020)
       125 Quintiles Transnational Corp.             (6,734)
       550 Renal Treatment Centers, Inc.            (12,375)
       650 Synetic, Inc.                            (30,713)
       300 Vencor, Incorporated                     (11,362)
                                                 ----------
                                                   (166,645)

           CREDIT CYCLICALS (-0.9%)
       600 BankAtlantic Bancorp, Inc.--Class B       (7,575)
       337 BankAtlantic Bancorp, Inc.--Class A       (3,959)
                                                 ----------
                                                    (11,534)

           ENERGY (-3.2%)
       220 Diamond Offshore Drilling Inc.           (15,070)
     1,380 Nabors Industries Inc.                   (26,910)
                                                 ----------
                                                    (41,980)


 Number of
 Shares/Contracts                                  Value
 ----------------                                ----------
                  FINANCIAL (-1.9%)
              600 USF&G Corporation              $  (12,900)
              200 National Australia Bank ADRs      (12,375)
                                                 ----------
                                                    (25,275)
                                                 ----------
 TOTAL COMMON STOCKS SOLD SHORT                    (358,964)
 (Proceeds $344,229)

 COVERED CALL OPTIONS WRITTEN (-0.1%)

                  CONSUMER GROWTH STAPLES
                9 FPA Medical Management, Inc.       (1,519)
                   May 20 Calls

                  FINANCIAL
                7 American General Corp. Texas         (831)
                   April 40 Calls
                                                 ----------
 TOTAL COVERED CALL OPTIONS WRITTEN                  (2,350)
 (Proceeds $5,619)

 CASH DEPOSITS WITH CUSTODIAN                       385,549
 (INTEREST BEARING) (29.3%)

 OTHER ASSETS, LESS LIABILITIES (1.2%)               16,092
                                                 ----------
 NET ASSETS (100%)                               $1,316,979
                                                 ==========
 NET ASSET VALUE PER SHARE--CLASS A              $    10.81
                                                 ==========
 (121,865 shares outstanding)

NOTE TO SCHEDULE OF INVESTMENTS
(a) Securities held to cover call options written.

                See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS MARCH 31, 1997

Calamos Growth Fund


 Number of
 Shares                                                   Value
 ----------                                             ----------
 COMMON STOCKS (96.4%)

            BASIC INDUSTRIES (6.0%)
      3,500 Donnelly Corporation--Class A               $   56,438
      1,000 H.B. Fuller & Company                           48,750
      1,500 Rohm & Haas Co.                                112,313
      2,700 Specialty Paperboard, Inc. (a)                  67,500
      3,500 Tubos De Acero De Mexico ADRs (a)               59,938
      1,300 Tredegar Industries Inc.                        52,488
                                                        ----------
                                                           397,427

            CAPITAL GOODS--INDUSTRIAL (6.6%)
      3,400 Monaco Coach Corp. (a)                          60,775
      6,500 Molecular Dynamics, Incorporated (a)            95,875
      5,000 Manitowoc Company, Inc.                        180,625
      2,000 S I Handling System, Incorporated               29,750
      2,000 US Industries, Inc. (a)                         70,500
                                                        ----------
                                                           437,525

            CAPITAL GOODS--TECHNOLOGY (20.9%)
      1,700 Compuware Corporation (a)                      106,675
      2,000 Dell Computer Corporation (a)                  135,250
      2,400 Electronics For Imaging, Inc. (a)               95,700
      6,000 Encore Wire Corporation (a)                    109,500
      2,000 Jabil Circuit, Inc. (a)                         90,126
      2,200 Lucent Technologies, Inc.                      116,050
      1,300 Microsoft Corporation                          119,194
      2,550 Mastec Inc. (a)                                 72,037
      5,000 Qlogic Corp. (a)                                98,750
      2,300 Thiokol Corp.                                  127,075
      2,100 Teledata Communications Ltd. (a)                37,800
      5,000 Western Digital Corporation (a)                283,125
                                                        ----------
                                                         1,391,282

            CONSUMER CYCLICAL (10.4%)
      3,000 Action Performance Cos. Inc. (a)                58,500
      1,200 Dollar Tree Stores, Inc. (a)                    44,400
      2,700 Expeditors International Washington, Inc.       64,800
      2,300 Fruit of the Loom, Inc.--Class A                95,450
      3,000 Jones Apparel Group, Inc. (a)                  111,375
      1,900 Pacific Sunwear California, Inc. (a)            62,225
      3,200 SPX Corporation                                145,200
      2,500 The TJX Companies, Inc.                        106,875
                                                        ----------
                                                           688,825

 Number of
 Shares                                                   Value
 ----------                                             ----------
            CONSUMER GROWTH STAPLES (9.5%)
      2,000 Consolidated Graphics Inc. (a)              $   57,250
      5,550 CKE Restaurants, Inc.                          122,794
      4,000 Funco Incorporated (a)                          56,000
      5,000 Graham-Field Health                             54,375
             Products Line
      2,100 Hooper Holmes Incorporated                      35,700
      1,750 McClatchy Newspapers, Inc.                      41,781
      4,000 NBTY Inc. (a)                                   60,500
      2,800 Samsonite Corp. (a)                            121,100
      3,000 Showbiz Pizza Time, Inc. (a)                    52,500
      2,000 Sullivan Dental Products Incorporated (a)       29,250
                                                        ----------
                                                           631,250

            CONSUMER STAPLES (10.7%)
      1,500 Ethan Allen Interiors, Inc.                     65,250
      4,000 Furniture Brands                                60,000
             International, Inc. (a)
      3,000 Interstate Bakeries Corp.                      141,750
      2,100 Miller Herman, Inc                             143,325
      2,800 Morningstar Group, Inc. (a)                     53,900
      1,000 DeKalb Genetics Corp.--Class B                  53,250
      2,500 Stanley Furniture Company, Inc. (a)             48,750
      2,200 Safeway, Inc. (a)                              102,025
      1,100 Quality Food Centers, Inc. (a)                  46,200
                                                        ----------
                                                           714,450

            CREDIT CYCLICALS (5.2%)
      1,500 Anchor Bancorp. Wisconsin, Inc.                 66,375
      3,200 H.F. Ahmanson & Company                        116,800
      1,300 Bay View Capital Corporation                    66,300
      1,800 Greenpoint Financial                            92,700
                                                        ----------
                                                           342,175

            ENERGY (8.4%)
      1,000 Atwood Oceanics Incorporated (a)                62,125
      5,700 Clayton Williams Energy, Inc. (a)               69,825
      2,500 Energy Ventures, Inc. (a)                      154,062
      6,000 Global Marine, Inc. (a)                        129,000
      7,000 Gulf Canada Resources Ltd. (a)                  51,625
      2,300 Veritas DGC, Inc. (a)                           45,425
      2,800 The Wiser Oil Company                           49,350
                                                        ----------
                                                           561,412

               See accompanying Note to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 1997

Calamos Growth Fund


 Number of
 Shares                                              Value
 ----------                                        ----------
            FINANCIAL (18.7%)
      5,200 Ace Cash Express Incorporated (a)      $   52,977
      1,900 Banponce Corporation (a)                   67,450
      1,900 Brenton Banks Inc.                         52,725
      3,200 Conseco, Inc.                             114,000
      3,000 Delphi Financial Group, Inc. (a)           99,750
      4,000 Firstplus Financial (a)                   120,500
      4,000 Imperial Credit Industries, Inc. (a)       80,500
      3,000 Life Re Corporation                       122,250
      1,400 Orion Capital Corporation                  86,450
      6,000 Star Banc Corporation                     239,250
      2,000 Triad Guaranty, Inc. (a)                   59,000
      1,200 Texas Regional Bancshares, Inc.--          39,000
             Class A
      2,600 Trans Financial, Inc.                      58,500
      5,000 Westbridge Capital Corp.                   50,625
                                                   ----------
                                                    1,242,977
                                                   ----------
            TOTAL COMMON STOCKS                     6,407,323
            (Cost $6,008,207)
 TOTAL INVESTMENTS (96.4%)                          6,407,323
 (Cost $6,008,207)

 CASH DEPOSITS WITH CUSTODIAN                         216,433
 (INTEREST BEARING) (3.3%)

 OTHER ASSETS, LESS LIABILITIES (0.3%)                 20,075
                                                   ----------
 NET ASSETS (100%)                                 $6,643,831
                                                   ==========
 NET ASSET VALUE PER SHARE--CLASS A (389,452
  shares outstanding)                              $    17.04
                                                   ==========
 NET ASSET VALUE PER SHARE--CLASS C (492 shares
  outstanding)                                     $    16.98
                                                   ==========

NOTE TO SCHEDULE OF INVESTMENTS
(a) Non-income producing security

                 See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS MARCH 31, 1997

Calamos Global Growth and Income Fund


 Principal
 Amount                                                               Value
 ---------                                                          ----------
 CONVERTIBLE BONDS (32.6%)

           CAPITAL GOODS--INDUSTRIAL (2.4%)
   $90,000 WMX Technologies, Inc.                                   $   80,788
            2.000% Conv. Sub. Notes
            01/24/2005

           CAPITAL GOODS--TECHNOLOGY (1.6%)
    65,000 Cyrix Corp.                                                  52,175
            5.500% Conv. Sub. Notes
            06/01/2001

           CONSUMER CYCLICAL (6.5%)
    70,000 Hilton Hotels Corp.                                          70,522
            5.000% Conv. Sub. Notes
            05/15/2006
   155,000 Marriott International, Inc.                                 85,209
            0.000% Liquid Yield Option Notes
            03/25/2011
    70,000 Shangrila Asian Capital                                      59,500
            2.875% Conv. Deb.
            12/16/2000
                                                                    ----------
                                                                       215,231

           CONSUMER GROWTH STAPLES (1.1%)
    85,000 News America Holdings Incorporated 0.000% Liquid Yield       36,508
            Option Notes 03/11/2013

           ENERGY (3.4%)
    60,000 Diamond Offshore Drilling Inc.                               63,557
            3.750% Conv. Sub. Notes
            02/01/2007
    50,000 Swift Energy Co.                                             49,141
            6.250% Conv. Sub. Notes
            11/15/2006
                                                                    ----------
                                                                       112,698

           FINANCIAL (8.0%)
    50,000 Bilbao Vizcaya Investments                                   65,000
            3.500% Conv. Euro. Bonds
            07/12/2006
   125,000 USF&G Corporation                                            83,029
            0.000% Conv. Sub. Notes
            03/03/2009
    50,000 Hon Kwok Land                                                53,000
            5.300% Conv. Bonds
            07/05/2001
    55,000 Renong Berhad                                                64,556
            2.500% Conv. Euro. Notes
            01/15/2005
                                                                    ----------
                                                                       265,585

 Principal
 Amount/
 Number of
 Shares                                                           Value
 ---------                                                      ----------
           OTHER (9.6%)
   $70,000 Grand Metropolitan Public Ltd.                       $   83,244
            6.500% Euro. Conv. Notes
            01/31/2000
    50,000 Republic of Italy                                        49,625
            5.000% Conv. Deb.
            06/28/2001
   108,000 Lindt & Sprungli Finance Ltd.                            94,770
       CHF  3.250% Conv. Deb.
            10/18/2001
    55,000 New World Infrastructure                                 63,731
            5.000% Conv. Euro. Deb.
            07/15/2001
    25,000 RFM Capital                                              26,812
            2.750% Conv. Euro. Bond
            04/30/2006
                                                                ----------
                                                                   318,182
                                                                ----------
           TOTAL CONVERTIBLE BONDS (Cost $1,102,947)             1,081,167

 CONVERTIBLE PREFERRED STOCKS (12.8%)

           CAPITAL GOODS--TECHNOLOGY (2.8%)
     1,685 Philippine Long Distance Telephone Co.                   92,675
            $3.500 Global Dep. Shares,
            One Share Series III Conv. Pref. Stock

           CONSUMER CYCLICAL (2.5%)
     1,500 Royal Caribbean Cruises Ltd.                             84,000
            $3.625 Ser. A Conv. Pref. Stock

           ENERGY (2.5%)
     1,490 Unocal Corp.                                             81,739
            6.250% Series Conv. Pref. Sec.

           FINANCIAL (3.2%)
     4,250 National Australia Bank Ltd.                            106,250
            7.875% Perpetual Capital Sec.

           OTHER (1.8%)
     3,800 AJL Peps Trust                                           59,850
            $1.440 Prem. Exch.
                                                                ----------
           TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $429,964)      424,514

               See accompanying Note to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 1997

Calamos Global Growth and Income Fund


 Number of
 Shares                                                 Value
 ---------                                            ----------
 COMMON STOCKS (43.5%)

           CAPITAL GOODS--TECHNOLOGY (11.0%)
     4,300 Alcatel Alsthom ADRs                       $  102,125
       850 Hitachi Ltd. ADRs                              74,694
       600 Matsushita Electric Industrial Ltd.            93,750
     2,100 Philips Electronics ADRs                       93,450
                                                      ----------
                                                         364,019

           CONSUMER CYCLICAL (3.6%)
       685 Havas Advertising                              81,374
       FRF
       900 WPP Group plc ADRs                             36,675
                                                      ----------
                                                         118,049

           CONSUMER GROWTH STAPLES (6.8%)
       700 Canon Inc. ADRs                                74,550
     2,550 Fuji Photo Film Company Ltd. ADRs              83,513
       800 Gannett Company, Inc.                          68,700
                                                      ----------
                                                         226,763

           CONSUMER STAPLES (1.9%)
     2,030 Groupe Danone ADRs                             64,199

           FINANCIAL (14.7%)
     7,200 B.A.T. Industries plc ADRs                    119,700
     1,451 First Chicago NBD Corporation                  78,535
       635 MBIA, Inc.                                     60,881
    36,500 Peregrine Investment Holding Ltd. ADRs        116,800
     2,700 Societe Generale ADRs                          63,113
     4,600 National Bank of Canada                        49,480
       CAD
                                                      ----------
                                                         488,509

           OTHER (5.5%)
     1,750 Sony Corporation ADRs                         120,968
     1,400 Stet Societa Finanziaria Telefonica ADRs       60,725
                                                      ----------
                                                         181,693
                                                      ----------
           TOTAL COMMON STOCKS (Cost $1,359,801)       1,443,232

 Number of
 Contracts                                       Value
 ---------                                     ----------
 CALL OPTIONS (1.3%)

           CAPITAL GOODS--TECHNOLOGY (0.2%)
        10 EMC Corp. (a)                       $    7,500
            Long Term Equity Anticipation
            Securities Expiring 01/16/1999
            Strike Price 40

           CONSUMER CYCLICAL (0.2%)
         4 UAL Corp. (a)                            7,900
            Long Term Equity Anticipation
            Securities Expiring 01/16/1999
            Strike Price 55

           CONSUMER GROWTH STAPLES (0.4%)
         5 Merck & Co. (a)                          8,250
            Long Term Equity Anticipation
            Securities Expiring 01/16/1999
            Strike Price 80
         5 Biogen, Inc. (a)                         5,000
            Long Term Equity Anticipation
            Securities Expiring 01/16/1999
            Strike Price 37.5
                                               ----------
                                                   13,250

           ENERGY (0.3%)
        15 YPF Sociedad Anonima ADRs (a)            9,188
            Long Term Equity Anticipation
            Securities Expiring 01/16/1999
            Strike Price 22.5

           FINANCIAL (0.2%)
         5 Conseco, Inc. (a)                        5,250
            Long Term Equity Anticipation
            Securities Expiring 01/16/1999
            Strike Price 30
                                               ----------
           TOTAL CALL OPTIONS (Cost $40,170)       43,088

               See accompanying Note to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 1997

Calamos Global Growth and Income Fund


 Principal
 Amount                                                         Value
 ---------                                                    ----------
 U.S. GOVERNMENT SECURITIES (8.1%)

  $200,000 United States Treasury Notes                       $  195,152
            5.000% 02/15/1999
    75,000 United States Treasury Notes                           72,666
            6.500% 10/15/2006
                                                              ----------
           TOTAL U.S. GOVERNMENT SECURITIES (Cost $270,930)      267,818
                                                              ----------
 TOTAL INVESTMENTS (98.3%) (Cost $3,203,812)                   3,259,819

 CASH DEPOSITS WITH CUSTODIAN (INTEREST BEARING) (3.3%)          110,631

 LIABILITIES LESS OTHER ASSETS                                   (54,629)
  (-1.6%)
                                                              ----------
 NET ASSETS (100%)                                            $3,315,821
                                                              ==========
 NET ASSET VALUE PER SHARE--CLASS A (543,033 shares out-
  standing)                                                   $     5.39
                                                              ==========
 NET ASSET VALUE PER SHARE--CLASS C (72,566 shares outstand-
  ing)                                                        $     5.37
                                                              ==========

NOTE TO SCHEDULE OF INVESTMENTS
(a) Non-income producing security

                See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

                                                                          GLOBAL
                                      GROWTH AND   STRATEGIC            GROWTH AND
                          CONVERTIBLE   INCOME      INCOME     GROWTH     INCOME
ASSETS                       FUND        FUND        FUND       FUND       FUND
----------------------------------------------------------------------------------
Investments, at value
 (cost $34,744,076,
 $7,696,136, $1,254,682,
 $6,008,207 and
 $3,203,812,
 respectively)            $38,222,459 8,296,518    1,276,652  6,407,323 3,259,819
Cash with custodian
 (interest bearing)           426,200   187,910      385,549    216,433   110,631
Accrued interest and
 dividends receivable         401,357    63,541       16,624      3,986    24,406
Receivable for
 investments sold                   -   177,897       44,987          -         -
Receivable for Fund
 shares sold                   72,648    35,857          358     29,101     9,171
Due from Advisor                    -     7,042       11,068     15,396     9,858
                          --------------------------------------------------------
  Total Assets            $39,122,664 8,768,765    1,735,238  6,672,239 3,413,885
                          --------------------------------------------------------
LIABILITIES AND NET
 ASSETS
Investments sold short,
 at value (proceeds
 $344,229)                          -         -      358,964          -         -
Covered Call options
 written, at value
 (proceeds $5,619)                  -         -        2,350          -         -
Payable for investments
 purchased                          -         -       34,675          -    69,664
Payable for Fund shares
 redeemed                       8,620       364            -      1,476         9
Payable to investment
 adviser                       29,213     7,848        2,707      7,803     4,214
Accounts payable and
 accrued liabilities           22,031    18,078       19,001     16,206    22,657
Payable to distributor         18,173     3,899          562      2,923     1,520
                          --------------------------------------------------------
  Total Liabilities            78,037    30,189      418,259     28,408    98,064
                          --------------------------------------------------------
NET ASSETS                $39,044,627 8,738,576    1,316,979  6,643,831 3,315,821
                          ========================================================
ANALYSIS OF NET ASSETS
Excess of amounts
 received from issuance
 of shares over amounts
 paid on redemptions of
 shares on account of
 capital                  $34,214,503 7,688,651    1,313,030  6,106,339 3,147,189
Undistributed net
 investment income            367,208    43,395        4,168          -    92,862
Accumulated net realized
 gain (loss) on
 investments                  984,533   406,148      (10,723)   138,376    21,623
Unrealized appreciation
 (depreciation) of
 investments                3,478,383   600,382       10,504    399,116    54,147
                          --------------------------------------------------------
NET ASSETS                $39,044,627 8,738,576    1,316,979  6,643,831 3,315,821
                          ========================================================
CLASS A SHARES
Net Assets Applicable to
 Shares Outstanding       $35,950,445 8,408,322    1,316,979  6,635,476 2,926,019
Shares Outstanding          2,448,853   541,606      121,865    389,452   543,033
Net Asset Value and
 Redemption Price Per
 Share                    $     14.68     15.52        10.81      17.04      5.39
                          ========================================================
Maximum Offering Price
 Per Share (Net asset
 value, plus 4.99% of
 net asset value or
 4.75% of offering
 price)                   $     15.41     16.29        11.35      17.89      5.66
                          ========================================================
CLASS C SHARES
Net Assets Applicable to
 Shares Outstanding       $ 3,094,182 $ 330,254          N/A  $   8,355 $ 389,802
Shares Outstanding            211,512    21,308          N/A        492    72,566
Net Asset Value and
 Redemption Price Per
 Share                    $     14.63     15.50          N/A      16.98      5.37
                          ========================================================

STATEMENT OF OPERATIONS
Year Ended March 31, 1997

                                                                            GLOBAL
                                        GROWTH AND   STRATEGIC            GROWTH AND
                          CONVERTIBLE     INCOME      INCOME     GROWTH     INCOME
                             FUND          FUND        FUND       FUND     FUND/1/
------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                  $1,016,876     261,845       90,133     11,945    32,524
Dividends                    320,539      60,695        5,121     19,315    19,466
                          ----------------------------------------------------------
  Total Investment Income  1,337,415     322,540       95,254     31,260    51,990
                          ----------------------------------------------------------
EXPENSES
Investment advisory fees     230,573      54,520       11,203     47,557    13,646
Distribution fees            160,037      36,700        7,469     23,787     7,384
Transfer agent fees           16,947       3,939        1,056      1,466       751
Custodian fees                 2,820       2,470        3,315      5,770     3,175
Trustees' fees                 4,500       4,500        4,500      4,500     2,100
Registration fees             23,791      19,381       17,281     17,531     3,125
Audit and legal fees          30,663      28,530       28,117     27,582    19,585
Dividends paid on short
 sales                             -           -        1,337          -         -
Other                            643       2,796        2,389        896     2,682
                          ----------------------------------------------------------
  Total Expenses             469,974     152,836       76,667    129,089    52,448
  Less expense
   reimbursement                   -       7,042       45,456     33,966    24,597
                          ----------------------------------------------------------
  Net Expenses               469,974     145,794       31,211     95,123    27,851
                          ----------------------------------------------------------
NET INVESTMENT INCOME
 (LOSS)                      867,441     176,746       64,043    (63,863)   24,139
                          ----------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS
Net realized gain on
 investments and foreign
 currency contracts
 (including options)       2,052,088     575,881      108,232    609,730    95,919
Change in unrealized
 appreciation
 (depreciation) of
 investments and foreign
 currency contracts          813,678      87,888      (65,087)   (71,043)   54,147
                          ----------------------------------------------------------
NET GAIN ON INVESTMENTS    2,865,766     663,769       43,145    538,687   150,066
                          ----------------------------------------------------------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS               $3,733,207     840,515      107,188    474,824   174,205
                          ==========================================================

/1/For the period September 9, 1996 through March 31, 1997

STATEMENT OF CHANGES IN NET ASSETS
Years Ended March 31, 1997 and March 31, 1996

                                                                                                                  Global Growth
                            Convertible          Growth and Income     Strategic Income           Growth           and Income
                                Fund                   Fund                  Fund                  Fund              Fund/1/
                       --------------------------------------------------------------------------------------------------------
                          1997         1996       1997       1996       1997       1996       1997       1996         1997
                       --------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (loss)                $   867,441     601,361    176,746    114,496     64,043     85,214    (63,863)   (19,022)      24,139
Net realized gain on
 investments and
 foreign currency
 contracts (including
 options)                2,052,088   2,911,070    575,881    783,008    108,232     86,175    609,730    465,330       95,919
Change in unrealized
 appreciation or
 depreciation of
 investments and
 foreign currency
 contracts                 813,678   1,352,830     87,888    342,618    (65,087)    77,845    (71,043)   227,320       54,147
                       -------------------------------------------------------------------------------------------------------
Increase in net
 assets resulting
 from operations         3,733,207   4,865,261    840,515  1,240,122    107,188    249,234    474,824    673,628      174,205
                       -------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS
Net investment income     (906,544)   (428,439)  (140,367)  (128,998)   (90,304)   (72,037)         -     (9,427)      (5,573)
Net realized gains      (2,199,711) (1,522,911)  (704,715)  (202,909)   (49,735)         -   (425,142)  (438,209)           -
                       -------------------------------------------------------------------------------------------------------
Total distributions     (3,106,255) (1,951,350)  (845,082)  (331,907)  (140,039)   (72,037)  (425,142)  (447,636)      (5,573)
                       -------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 CAPITAL SHARE
 TRANSACTIONS           13,957,623   4,900,118  2,930,278  1,052,091   (270,076)  (768,146) 3,728,475    849,072    3,147,189
                       -------------------------------------------------------------------------------------------------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS                 14,584,575   7,814,029  2,925,711  1,960,306   (302,927)  (590,949) 3,778,157  1,075,064    3,315,821
NET ASSETS
Beginning of period     24,460,052  16,646,023  5,812,865  3,852,559  1,619,906  2,210,855  2,865,674  1,790,610            -
                       -------------------------------------------------------------------------------------------------------
End of period          $39,044,627  24,460,052  8,738,576  5,812,865  1,316,979  1,619,906  6,643,831  2,865,674    3,315,821
                       =======================================================================================================
Undistributed net
 investment income     $   367,208     399,745     43,395      7,016      4,168      8,916          -          -       92,862

/1/For the period September 9, 1996 through March 31, 1997

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization - CFS Investment Trust, a Massachusetts business trust organized December 21, 1987 (the "Trust"), consists of five series, Calamos Convertible Fund, Calamos Growth and Income Fund, Calamos Strategic Income Fund, Calamos Growth Fund, and Calamos Global Growth and Income Fund. Pursuant to resolution of the Board of Directors, the name of CFS Investment Trust will change to Calamos Investment Trust during the fiscal year ending March 31, 1998. In 1995, the Trust changed its fiscal year end for financial reporting and income tax purposes from April 30 to March 31. In June 1996, the Trust began offering both Class A and Class C shares for all five series of the Trust.

Portfolio Valuation - Investments are stated at value. Securities for which quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the mean of the most recently quoted bid and asked prices. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Forward currency contracts are valued using forward currency exchange rates available from a quotation service.

Investment Transactions and Investment Income - Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes amortization of original issue discount. Dividend income is recognized on the ex-dividend date.

Foreign Currency Translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. Realized foreign exchange gain of $6,566 and unrealized foreign exchange gain of $16,229 for the Convertible Fund, and realized foreign exchange gain of $74,296 and unrealized foreign exchange loss of $17,333 for the Global Growth and Income Fund are included as a component of net realized gains (loss) on investments and forward foreign currency contracts and in unrealized appreciation (depreciation) in investments and foreign currency contracts, respectively.

Federal Income Taxes - No provision has been made for Federal income taxes since the Funds each elect to be taxed as a "regulated investment company" and have made such distributions to shareholders as to be relieved of all Federal income taxes.

Dividends - Dividends payable to its shareholders are recorded by the Funds on the ex-dividend date. Income and capital gain dividends are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Allocation of Expenses between Classes - Expenses arising in connection with a specific class of shares are allocated directly. All other expenses are allocated pro rata based on relative net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

NOTE 2 -- INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Calamos Asset Management, Inc. ("CAM"), the Funds pay a monthly investment advisory fee based on the average daily net assets of the Funds, computed as follows: The Convertible Fund, Growth and Income Fund, and Strategic Income Fund fees are based on 0.75% of the first $150 million of each Fund's average daily net assets and 0.50% of each Fund's average daily net assets in excess of $150 million. The Growth Fund fees are based on 1.00% of the first $150 million of average daily net assets and 0.75% of average daily net assets in excess of $150 million. The Global Growth and Income Fund fees are based on 1.00% of the Fund's average daily net assets.

CAM has voluntarily undertaken to limit normal operating expenses of the Growth and Income Fund, Strategic Income Fund, Growth Fund and Global Growth and Income Fund to 2% of average daily net assets for Class A shares and to 2.5% of average daily net assets for Class C shares through August 31, 1998. For the year ended March 31, 1997, CAM waived or absorbed expenses of $6,629, $45,456, $33,956, and $22,647, respectively, for Class A shares of those Funds and $413, $10 and $1,950, respectively, for Growth and Income Fund, Growth Fund, and Global Growth and Income Fund Class C shares.

As Transfer Agent of the Funds, CAM assumed all expenses of personnel, office space, office facilities, and equipment incidental to such service.

As Distributor, Calamos Financial Services, Inc. ("CFS") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 whereby CFS is paid an annual service fee of 0.25% and an annual distribution fee of 0.25% of the Fund's average daily net assets on Class A shares and an annual service fee of 0.25% and an annual distribution fee of 0.75% of the Fund's average daily net assets on Class C shares.

During the year ended March 31, 1997, CFS received commissions of $40,973, $4,981, $759, and $36 from the sale of Convertible Fund, Growth and Income Fund, Growth Fund, and Global Growth and Income Fund shares, respectively.

Portfolio transactions for the Fund have been executed through CFS, consistent with the Fund's policy of obtaining best price and execution. During the year ended March 31, 1997, the Convertible Fund, Growth and Income Fund, Strategic Income Fund, Growth Fund, and Global Growth and Income Fund paid brokerage commissions to CFS on purchases and sales of securities in the amount of $30,227, $11,414, $3,521, $37,360 and $2,429, respectively. It is management's opinion that commission rates charged to the Funds by CFS are consistent with those charged to comparable unaffiliated customers in similar transactions.

Certain officers of the Funds are also officers and directors of CFS and CAM. All officers serve without direct compensation from the Funds.

NOTE 3 -- INVESTMENTS

Purchases and sales of investments other than short-term obligations in the Funds for the period ended March 31, 1997, are as follow:

                                                                                    Global
                     Convertible Growth and Income Strategic Income   Growth   Growth and Income
                        Fund           Fund              Fund          Fund          Fund
------------------------------------------------------------------------------------------------
Purchases            $27,466,966     8,839,339        2,197,528     10,993,509     5,226,768
Proceeds from sales  $15,381,466     6,125,550        2,525,682      7,838,879     2,123,869

The following information is based on the cost basis of investments for Federal income tax purposes at March 31, 1997:

                                                                                          Global
                          Convertible  Growth and Income Strategic Income  Growth    Growth and Income
                             Fund            Fund              Fund         Fund           Fund
------------------------------------------------------------------------------------------------------
Cost basis of invest-
 ments                    $34,744,076      7,705,511        1,265,405     6,008,207      3,203,812
Gross unrealized appre-
 ciation                  $ 4,206,433        745,883           44,882       725,748        138,570
Gross unrealized depre-
 ciation                  $  (728,050)      (154,876)         (33,635)     (326,632)       (82,563)
Net unrealized apprecia-
 tion                     $ 3,478,383        600,382           21,970       399,116         56,007

NOTE 4 -- SHORT SALES

Securities sold short represent obligations to purchase the securities at a future date at then prevailing prices. These transactions result in off-balance-sheet risk, i.e., the risk that the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. To the extent a Fund owns equivalent securities, the off-balance-sheet risk is offset. During the year ended March 31, 1997, the Strategic Income Fund incurred net losses of $97,816 on short sales that are classified with net realized loss on investments. No other fund engaged in short sales during the year ended March 31, 1997.

NOTE 5 -- COVERED CALL OPTIONS WRITTEN

Transactions in covered call options written by the Strategic Income Fund for the period ended March 31, 1997 were as follows:

                                          Number of Premiums
                                          Contracts Received
                                          --------- --------
      Outstanding at beginning of period       -    $     -
      Written                                 35     11,148
      Closed or assigned                     (19)    (5,529)
                                             ---    -------
      Outstanding at end of period            16    $ 5,619

NOTE 6 -- FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded. The Funds realize a gain or loss upon settlement of the contracts. The statement of operations reflects net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts at March 31, 1997 was a multinational bank.

As of March 31, 1997, the Global Growth and Income Fund had the following open forward foreign currency contracts:

                                       Settlement   Local    Current Unrealized
                                          Date     Currency   Value  Gain (Loss)
--------------------------------------------------------------------------------
Swiss Francs..........................  06/12/97     100,000 $69,669   (1,269)
Japanese Yen..........................  06/12/97  62,000,000 506,603    9,205
British Pounds Sterling...............  06/12/97     130,000 212,758   (5,148)
French Francs.........................  06/12/97   1,700,000 302,981   (4,648)
                                                                       ------
                                                                       (1,860)
                                                                       ======

NOTE 7 -- INTEREST BEARING CASH DEPOSIT WITH CUSTODIAN

The Funds have entered into an arrangement with the custodian, Prudential Securities, Inc., whereby each Fund is entitled to the current broker call rate minus one percent on the average daily cash balances on deposit with the custodian. During the year ended March 31, 1997, the Convertible Fund, Growth and Income Fund, Strategic Income Fund, Growth Fund and Global Growth and Income Fund earned $64,961, $25,115, $15,623, $11,945 and $7,192, respectively, in interest income under this arrangement.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Funds:

                      Convertible        Growth and Income    Strategic Income          Growth         Global Growth and
A Shares                  Fund                  Fund                Fund                 Fund             Income Fund
---------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED        Shares      Dollars   Shares     Dollars   Shares    Dollars   Shares     Dollars   Shares     Dollars
MARCH 31, 1997
Shares sold        824,228  $11,931,314  176,257  $2,735,811    1,500  $  16,566  217,109  $3,905,631  575,477  $2,944,288
Shares issued in
 reinvestment of
 distributions     157,231    2,204,225   49,163     731,921    9,775    105,551   23,916     421,022      983       5,101
Less shares
 redeemed         (220,201)  (3,186,620) (55,912)   (869,237) (35,798)  (392,193) (33,635)   (606,145) (33,427)   (181,272)
                 ----------------------------------------------------------------------------------------------------------
Increase
 (decrease)        761,258  $10,948,919  169,508  $2,598,495  (24,523) $(270,076) 207,390  $3,720,508  543,033  $2,768,117
                 ==========================================================================================================

                                               Growth and                         Global Growth
C Shares                 Convertible Fund      Income Fund       Growth Fund     and Income Fund
--------------------------------------------------------------------------------------------------
PERIOD ENDED             Shares     Dollars  Shares   Dollars  Shares   Dollars  Shares   Dollars
MARCH 31, 1997
Shares sold             219,119  $3,118,628  22,630  $351,959   1,060  $ 18,759  74,840  $391,294
Shares issued in rein-
 vestment of distribu-
 tions                       33         464      88     1,360       -         -      23       117
Less shares redeemed     (7,640)    (10,388) (1,410)  (21,536)   (568)  (10,792) (2,297)  (12,339)
                        --------------------------------------------------------------------------
Increase (decrease)     211,512  $3,008,704  21,308  $331,783     492  $  7,967  72,566  $379,072
                        ==========================================================================

                            Convertible       Growth and Income     Strategic Income        Growth
A Shares                       Fund                  Fund                 Fund               Fund
---------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,
 1996                     Shares     Dollars   Shares     Dollars   Shares     Dollars  Shares   Dollars
Shares sold              384,827  $5,437,155  100,923  $1,501,956    5,423  $   58,500  35,197  $571,748
Shares issued in rein-
 vestment of
 distributions           121,084   1,654,810   19,957     288,695    4,385      47,093  29,036   408,816
Less shares redeemed    (159,648) (2,191,847) (52,698)   (738,560) (81,600)   (873,739) (8,485) (131,492)
                        ---------------------------------------------------------------------------------
Increase (decrease)      346,263  $4,900,118   68,182  $1,052,091  (71,792) $(768,146)  55,748  $849,072
                        =================================================================================

ABBREVIATIONS

ADRS:   American Depository     CUM.:   Cumulative     EXCH.:   Exchangeable
        Receipts                DEB.:   Debenture      NONCUM.: Noncumulative
ADSS:   American Depository     DEP.:   Depository     PREF.:   Preferred
        Shares                  EURO.:  Eurobond       SUB.:    Subordinated
CONV.:  Convertible

FOREIGN CURRENCY ABBREVIATIONS

GBP:    British Pound Sterling          CAD:    Canadian Dollar
FRF:    French Franc                    CHF:    Swiss Franc

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

CALAMOS CONVERTIBLE FUND

                                                                Class A
                       ----------------------------------------------------------------------------------------------
                                              Eleven
                           Year      Year     Months
                           Ended     Ended     Ended
                         March 31, March 31, March 31,                  Year Ended April 30,
                       ----------------------------------------------------------------------------------------------
                           1997      1996      1995     1994     1993     1992     1991     1990     1989    1988(b)
                       ----------------------------------------------------------------------------------------------
Net asset value, begin-
 ning of period           $ 14.49   $ 12.41   $ 13.04  $ 13.96  $ 12.72  $ 11.39  $ 10.29  $ 10.73  $ 10.56  $ 11.94
Income from investment
 operations:
 Net investment income        .36       .40       .38      .40      .42      .41      .49      .60      .59      .62
 Net realized and
  unrealized gain
  (loss) on investments      1.39      3.06      (.01)     .53     1.32     1.43     1.25     (.32)     .14    (1.24)
                       ----------------------------------------------------------------------------------------------
 Total from investment
  operations                 1.75      3.46       .37      .93     1.74     1.84     1.74      .28      .73     (.62)
                       ----------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net in-
  vestment income            (.45)     (.31)     (.32)    (.39)    (.40)    (.45)    (.52)    (.63)    (.56)    (.66)
 Dividends from net re-
  alized
  capital gains             (1.11)    (1.07)     (.56)   (1.46)    (.10)       -        -        -        -     (.10)
 Dividends in excess of
  net
  realized capital gains        -         -      (.12)       -        -        -        -        -        -        -
 Distributions from paid
  in capital                    -         -         -        -        -     (.06)    (.12)    (.09)       -        -
                       ----------------------------------------------------------------------------------------------
 Total distributions        (1.56)    (1.38)    (1.00)   (1.85)    (.50)    (.51)    (.64)    (.72)    (.56)    (.76)
                       ----------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $ 14.68   $ 14.49   $ 12.41  $ 13.04  $ 13.96  $ 12.72  $ 11.39  $ 10.29  $ 10.73  $ 10.56
                       ----------------------------------------------------------------------------------------------
                       ----------------------------------------------------------------------------------------------
Total return (a)            12.9%     28.8%      3.2%     6.5%    14.0%    16.5%    17.7%     2.4%     7.2%    (5.1%)
Ratios and supplemental
 data:
 Net assets, end of pe-
  riod (000)              $35,950   $24,460   $16,646  $17,023  $17,213  $16,940  $13,953  $18,664  $21,270  $23,194
 Ratio of expenses to
  average
  net assets                 1.5%      1.5%     1.6%*     1.6%     1.7%     1.2%     1.2%     1.1%     1.1%     1.2%
 Ratio of net investment
  income
  to average net assets      2.8%      3.0%     3.3%*     2.8%     3.2%     3.4%     4.3%     5.5%     5.6%     5.6%

                                      Class C
                    --------------------------------
                                July 5, 1996 through
                                   March 31, 1997
----------------------------------------------------
Net asset value, beginning of
 period                                $13.87
Income from investment opera-
 tions:
 Net investment income                    .30
 Net realized and unrealized
  gain (loss) on investments             1.21
                                       ------
 Total from investment opera-
  tions                                  1.51
Less distributions:
 Dividends from net investment
  income                                 (.25)
 Dividends from net realized
  capital gains                          (.50)
                                       ======
 Total distribution                      (.75)
                                       ------
Net asset value, end of period         $14.63
                                       ======
Total return (a)                        11.1%
Ratios and supplemental data:
 Net assets, end of period
  (000)                                $3,094
 Ratio of expenses to average
  net assets                            2.0%*
 Ratio of net investment in-
  come to average net assets            2.7%*
----------------------------------------------------

                                              Eleven
                           Year      Year     Months
                           Ended     Ended     Ended
                         March 31, March 31, March 31,            Year Ended April 30,
                    ------------------------------------------------------------------------------
                           1997      1996      1995    1994  1993  1992  1991  1990  1989  1988(b)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate    52.3%     65.2%     42.1%   73.1% 73.1% 83.8% 63.2% 93.4% 84.7%  55.5%
Average commission         .0610     .0633     .0936   .0952 .1000 .0966   N/A   N/A   N/A    N/A

-----------------------------
(a) Total return is not annualized and does not reflect the effect of sales charges.
(b) Calamos Asset Management, Inc. became the Fund's investment adviser on September 1, 1987.
* Annualized.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

CALAMOS GROWTH AND INCOME FUND

                                                          Class A
                     -----------------------------------------------------------------------------------
                                              Eleven                                           Sept. 22,
                           Year      Year     Months                                             1988
                           Ended     Ended     Ended                                              to
                         March 31, March 31, March 31,        Year Ended April 30,             April 30,
--------------------------------------------------------------------------------------------------------
                           1997      1996      1995     1994    1993    1992    1991    1990     1989
                      ----------------------------------------------------------------------------------
Net asset value,
 beginning of period      $15.62    $12.68    $12.97   $13.90  $13.57  $11.54  $10.46  $10.49   $10.00
Income from investment
 operations:
 Net investment income       .34       .37       .35      .31     .35     .29     .31     .33      .38
 Net realized and
  unrealized gain on
  investments               1.52      3.70     (0.02)     .34    1.97    2.02    1.09     .09      .49
                      ----------------------------------------------------------------------------------
 Total from investment
  operations                1.86      4.07       .33      .65    2.32    2.31    1.40     .42      .87
                      ----------------------------------------------------------------------------------
Less distributions:
 Dividends from net
  investment income         (.28)     (.42)     (.32)    (.29)   (.36)   (.28)   (.32)   (.28)    (.38)
 Dividends from net
  realized
  capital gains            (1.68)     (.71)     (.30)   (1.29)  (1.63)      -       -    (.17)       -
                      ----------------------------------------------------------------------------------
 Total distributions       (1.96)    (1.13)     (.62)   (1.58)  (1.99)  (0.28)  (0.32)  (0.45)   (0.38)
                      ----------------------------------------------------------------------------------
Net asset value, end of
 period                   $15.52    $15.62    $12.68   $12.97  $13.90  $13.57  $11.54  $10.46   $10.49
                      ----------------------------------------------------------------------------------
                      ----------------------------------------------------------------------------------
Total return (b)           12.9%     33.0%      2.8%     4.5%   18.8%   20.2%   13.4%    3.8%     9.0%
Ratios and supplemental
 data:
 Net assets, end of
  period (000)            $8,408    $5,813    $3,853   $4,663  $3,655  $2,694  $1,821  $1,345   $  732
 Ratio of expenses to
  average net assets (a)    2.0%      2.0%     2.0%*     2.0%    2.0%    2.0%    2.0%    2.0%    2.0%*
 Ratio of net investment
  income to average net
  assets (a)                2.4%      2.6%     3.0%*     2.3%    2.6%    2.3%    2.9%    3.0%    4.8%*

                                     Class C
                                --------------------
                              August 5, 1996 through
                                  March 31, 1997
----------------------------------------------------
Net asset value, beginning
 of period                            $14.52
Income from investment oper-
 ations:
 Net investment income                   .26
 Net realized and unrealized
  gain (loss) on
  investments                           1.30
                                      ------
 Total from investment op-
  erations                              1.56
Less distributions:
 Dividends from net invest-
  ment income                           (.25)
 Dividends from net realized
  capital gains                         (.33)
                                      ------
Total distributions                     (.58)
                                      ------
Net asset value, end of pe-
 riod                                 $15.50
                                      ======
Total return (b)                       10.8%
Ratios and supplemental da-
 ta:
 Net assets, end of period
  (000)                               $  330
 Ratio of expenses to aver-
  age net assets (c)                   2.5%*
 Ratio of net investment in-
  come to average
  net assets (c)                       2.4%*

                     ------------------------------------------------------------------------------
                                              Eleven                                      Sept. 22,
                           Year      Year     Months                                        1988
                           Ended     Ended     Ended                                         to
                         March 31, March 31, March 31,        Year Ended April 30,        April 30,
---------------------------------------------------------------------------------------------------
                           1997      1996      1995     1994   1993   1992   1991   1990    1989
                     ------------------------------------------------------------------------------
Portfolio turnover rate    91.5%     86.4%     84.7%   155.2% 132.3% 111.6% 103.6% 103.0%  85.0%*
Average commission         .0609     .0604     .0924    .1002  .1010  .1004    N/A    N/A     N/A

------------------------------
(a) After the reimbursement and waiver of expenses by the Adviser equivalent to 0.1%, 0.1%, 0.2%*, 0.1%, 0.5%, 0.5%, 1.7%, 2.3% and 8.4%* of average net assets, respectively.
(b) Total return is not annualized and does not reflect the effect of sales charges.
(c) After the reimbursement and waiver of expenses by the Adviser equivalent to 0.6%* of average net assets.
* Annualized.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

CALAMOS STRATEGIC INCOME FUND

                                            Eleven                            Sept. 4,
                          Year     Year     Months                                1990
                         Ended     Ended     Ended                                  to
                         March,  March 31, March 31, Year Ended April 30,    April 30,
                         -------------------------------------------------------------
                          1997     1996      1995     1994    1993    1992     1991
--------------------------------------------------------------------------------------
Net asset value, begin-
 ning of period          $11.07   $10.13    $10.71   $10.96  $10.58  $10.60    $10.00
Income from investment
 operations:
 Net investment income      .50      .53       .40      .36     .39     .59       .40
 Net realized and
  unrealized gain (loss)
  on investments            .29      .83      (.43)     .11     .79     .46       .61
                         -------------------------------------------------------------
 Total from investment
  operations                .79     1.36      (.03)     .47    1.18    1.05      1.01
                         -------------------------------------------------------------
Less distributions:
 Dividends from net in-
  vestment income          (.68)    (.42)     (.36)    (.41)   (.41)   (.51)     (.40)
 Dividends from net re-
  alized capital gains     (.37)       -      (.19)    (.31)   (.39)   (.56)     (.01)
                         -------------------------------------------------------------
 Total distributions      (1.05)    (.42)     (.55)    (.72)   (.80)  (1.07)     (.41)
                         -------------------------------------------------------------
Net asset value, end of
 period                  $10.81   $11.07    $10.13   $10.71  $10.96  $10.58    $10.60
                         =============================================================
Total return (c)           7.4%   13.60%     (0.2%)    4.2%   11.5%   10.5%     10.2%
Ratios and supplemental
 data:
 Net assets, end of pe-
  riod (000)             $1,317   $1,620    $2,211   $3,004  $2,522  $1,410      $595
 Ratio of expenses to
  average net assets
  (a)(b)                   2.1%     2.2%     2.4%*     2.2%    2.3%    2.5%     2.6%*
 Ratio of net investment
  income to average net
  assets (a)               4.3%     4.6%     4.0%*     3.2%    3.9%    5.3%     6.6%*
 Portfolio turnover rate 152.5%    81.1%     59.9%    79.4%   73.8%   97.0%   108.9%*
 Average commission       .0711    .0636     .0966    .0997   .1056   .1200       N/A


------------------------------

(a) After the reimbursement and waiver of expenses by the Adviser equivalent to 3.0%, 1.6%, 1.1%*, 1.0%, 0.7%,1.25% and 4.8%* of average net assets, respectively.

(b) Includes 0.1%, 0.2%, 0.4%*, 0.2%, 0.3%, 0.5% and 0.6%*, respectively, related to dividend expenses on short positions.

(c) Total return is not annualized and does not reflect the effect of sales charges.

* Annualized.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

CALAMOS GROWTH FUND

                                                   Class A
                         ---------------------------------------------------------------
                                              Eleven
                           Year      Year     Months                           Sept. 4,
                           Ended     Ended     Ended                            1990 to
                         March 31, March 31, March 31, Year Ended April 30,    April 30,
                         ---------------------------------------------------------------
                           1997      1996      1995     1994    1993    1992     1991
                         ---------------------------------------------------------------
Net asset value, begin-
 ning of period           $15.74    $14.18    $14.57   $13.95  $14.04  $12.48   $10.00
Income from investment
 operations:
 Net investment income
  (loss)                    (.09)     (.09)      .02      .01    (.02)   (.01)     .07
 Net realized and
  unrealized gain (loss)
  on investments            3.14      4.69      (.28)    1.21     .20    1.60     2.50
                         ---------------------------------------------------------------
 Total from investment
  operations                3.05      4.60      (.26)    1.22     .18    1.59     2.57
                         ---------------------------------------------------------------
Less distributions:
 Dividends from net in-
  vestment income              -      (.07)        -     (.01)      -       -    (0.08)
 Dividends from net re-
  alized capital gains     (1.75)    (2.97)     (.13)    (.59)   (.27)   (.03)   (0.01)
                         ---------------------------------------------------------------
 Total distributions       (1.75)    (3.04)     (.13)    (.60)   (.27)   (.03)   (0.09)
                         ---------------------------------------------------------------
Net asset value, end of
 period                   $17.04    $15.74    $14.18   $14.57  $13.95  $14.04   $12.48
                         ===============================================================
Total return (b)           19.1%     35.2%     (1.8%)    8.9%    1.4%   12.7%    25.8%
Ratios and supplemental
 data:
 Net assets, end of pe-
  riod (000)              $6,635    $2,866    $1,791   $2,089  $1,861  $1,802   $  862
 Ratio of expenses to
  average net assets (a)    2.0%      2.0%     2.0%*     2.0%    2.0%    2.0%    2.0%*
 Ratio of net investment
  income (loss) to
  average net
  assets (a)              (1.3)%    (0.8)%     0.2%*     0.1%  (0.1)%  (0.1)%    0.8%*

                                    Class C
                           -------------------------
                           September 3, 1996 through
                                March 31, 1997
----------------------------------------------------
Net asset value, begin-
 ning of period                     $ 17.63
Income from investment
 operations:
 Net investment income
  (loss)                               (.07)
 Net realized and
  unrealized gain (loss)
  on
  investments                          1.07
                                    -------
Total from investment op-
 erations                              1.00
                                    -------
Less distributions:
 Dividends from net real-
  ized capital gains                  (1.65)
                                    -------
 Net asset value, end of
  period                            $ 16.98
                                    =======
Total return (b)                       5.4%
Ratios and supplemental
 data:
 Net assets, end of pe-
  riod (000)                        $     8
 Ratio of expenses to av-
  erage net assets (c)                2.5%*
 Ratio of net investment
  income (loss) to aver-
  age
  net assets (c)                    (1.9)%*

----------------------------------------------------------------------------------
                                              Eleven
                           Year      Year     Months                     Sept. 4,
                           Ended     Ended     Ended      Year Ended      1990 to
                         March 31, March 31, March 31,     April 30,     April 30,
                         ---------------------------------------------------------
                           1997      1996      1995    1994  1993  1992    1991
                         ---------------------------------------------------------
Portfolio turnover rate   173.9%    252.4%    104.3%   87.3% 56.8% 47.3%  15.8%*
Average Commission         .0614     .0608     .0910   .0996 .1011 .1098     N/A


------------------------------

(a) After the reimbursement and waiver of expenses by the Adviser equivalent to 0.7%, 1.2%, 1.6%*, 1.1%, 0.7%, 0.8%, and 4.5%* of average net assets respectively.

(b) Total return is not annualized and does not reflect the effect of sales charges.

(c) After the reimbursement and waiver of expenses by the Adviser equivalent to 0.6% of average net assets.

* Annualized.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

CALAMOS GLOBAL GROWTH AND INCOME FUND

                                                               Class A
                                                      -------------------------
                                                      September 9, 1996 through
                                                           March 31, 1997
-------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 5.00
Income from investment operations:
 Net investment income                                            .04
 Net realized and unrealized gain (loss) on invest-
  ments                                                           .36
                                                               ------
 Total from investment operations                                 .40
                                                               ------
Less distributions:
 Dividends from net investment income                            (.01)
                                                               ------
 Net asset value, end of period                                $ 5.39
                                                               ======
 Total return (b)                                                8.0%
Ratios and supplemental data:
 Net assets, end of period (000)                               $2,926
 Ratio of expenses to average net assets (a)                    2.0%*
 Ratio of net investment income to average net assets
  (a)                                                           1.8%*

                                                             Class C
                                                    --------------------------
                                                    September 24, 1996 through
                                                          March 31, 1997
------------------------------------------------------------------------------
Net asset value, beginning of period                         $  5.00
Income from investment operations:
 Net investment income                                           .03
 Net realized and unrealized gain (loss) on invest-
  ments                                                          .35
                                                             -------
 Total from investment operations                                .38
                                                             -------
Less distributions:
 Dividends from net investment income                           (.01)
                                                             -------
 Net asset value, end of period                              $  5.37
                                                             =======
 Total return (b)                                               7.6%
Ratios and supplemental data:
 Net assets, end of period (000)                             $   390
 Ratio of expenses to average net assets (a)                   2.5%*
 Ratio of net investment income to average net as-
  sets (a)                                                     1.6%*
------------------------------------------------------------------------------
                                                    September 9, 1996 through
                                                          March 31, 1997
------------------------------------------------------------------------------
 Portfolio turnover rate                                     160.4%*
 Average Commission                                            .0758


------------------------------

(a) After the reimbursement and waiver of expenses by the Adviser equivalent to 1.8% * of average net assets.

(b) Total return is not annualized and does not reflect the effect of sales charges.

* Annualized.

FEDERAL TAX STATUS OF FISCAL 1997 DISTRIBUTIONS

The income dividends are taxable as ordinary income. Amounts equal to 17%, 15%, 7%, 5% and 2% of the amount taxable as ordinary income of the Calamos Convertible Fund, Calamos Growth and Income, Calamos Strategic Income Fund, Calamos Growth Fund, and Calamos Global Growth and Income Fund, respectively, qualify for the dividends-received deduction available to corporate shareholders that meet the holding period requirements for shares of those Funds owned.

Income dividends paid to shareholders, whether received in cash or reinvested in shares, must be included in their Federal income tax returns and must be reported by the Funds to the Internal Revenue Service in accordance with U.S. Treasury Department Regulations.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

 .    INVESTMENT ADVISER AND TRANSFER AGENT
     Calamos Asset Management, Inc.(TM)
     1111 East Warrenville Road
     Naperville, IL 60563-1493

 .    DISTRIBUTOR
     Calamos Financial Services, Inc.(TM)
     1111 East Warrenville Road
     Naperville, IL 60563-1493

 .    INDEPENDENT AUDITORS
     Ernst & Young LLP
     Chicago, Illinois

 .    COUNSEL
     Bell, Boyd & Lloyd
     Chicago, Illinois

The Net Asset Values for the Calamos Family of Funds(TM) may be obtained daily by calling 800.823.7386 after 5:00 p.m. central time.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a currently effective prospectus of the Funds.



                                                          [ARTWORK APPEARS HERE]



                                                                         CALAMOS

                                                                Convertible Fund

                                                          Growth and Income Fund

                                                           Strategic Income Fund

                                                                     Growth Fund

                                                   Global Growth and Income Fund

                                         (Each a Series of CFS Investment Trust)




                                                                   ANNUAL REPORT
                                                                  March 31, 1997


-------------------------------------------------------------------------------
              CFS Investment Trust . 1111 East Warrenville Road
                      Naperville, IL 60563 . 800.823.7386